This prospectus sets forth concisely the information about Scudder U.S. Treasury Money Fund, an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.

Shares of Scudder U.S. Treasury Money Fund are not insured or guaranteed by the U.S. Government. Scudder U.S. Treasury Money Fund seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.

If you require more detailed information, a Statement of Additional Information dated November 1, 1995, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents--see page 4.

59-2-115
SFD59PR1
MIS59P



Scudder
U.S. Treasury
Money Fund


Prospectus
November 1, 1995



A pure no-load(TM) (no sales charges) money market fund seeking safety, liquidity and stability of capital and, consistent therewith, current income from short-term U.S. Government securities.

Expense information


How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder U.S. Treasury Money Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

    Sales commissions to purchase shares (sales load)                 NONE
    Commissions to reinvest dividends                                 NONE
    Redemption fees                                                   NONE*
    Fees to exchange shares                                           NONE

2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended June 30, 1995.


    Investment management fee (after waiver)                          0.25%**

    12b-1 fees                                                        NONE
    Other expenses                                                    0.40%**
                                                                      ----
    Total Fund operating expenses                                     0.65%**
                                                                      ====

Example

Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

        1 Year              3 Years             5 Years             10 Years
        ------              -------             -------             --------
         $7                   $21                 $36                  $81

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund or by Write-A-Check. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."


** Until October 31, 1996, the Adviser has agreed to reimburse Fund operating expenses and waive its fee to the extent necessary so that the total annualized expenses of the Fund do not exceed 0.65% of average daily net assets. If the Adviser had not agreed to do so, Fund operating expenses would have been: investment management fee 0.50%, other expenses 0.40% and total operating expenses 0.90% for the fiscal year ended June 30, 1995. To the extent that expenses fall below 0.65% during the fiscal year, the Adviser reserves the right to recoup, during the fiscal year incurred, amounts reimbursed or waived during the period, but only to the extent that the Fund's expenses do not exceed 0.65%.

Financial highlights

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated June 30, 1995 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                      Years Ended June 30,
                                      ------------------------------------------------------------------------------------
                                      1995     1994     1993     1992     1991     1990    1989     1988     1987     1986
                                      ------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period...................         $1.000   $1.000   $1.000   $1.000   $1.000   $1.000  $1.000   $1.000   $1.000   $1.000
                                    ------   ------   ------   ------   ------   ------  ------   ------   ------   ------
  Net investment income....           .046     .027     .027     .044     .065     .075    .074     .055     .050     .064
  Less distributions
    from net investment
    income and net
    realized gains on
    investment
    transactions (b).......          (.046)   (.027)   (.027)   (.044)   (.065)   (.075)  (.074)   (.055)   (.050)   (.064)
                                    ------   ------   ------   ------   ------   ------  ------   ------   ------   ------
Net asset value,
  end of period............         $1.000   $1.000   $1.000   $1.000   $1.000   $1.000  $1.000   $1.000   $1.000   $1.000
                                    ======   ======   ======   ======   ======   ======  ======   ======   ======   ======
TOTAL RETURN (%)...........           4.70     2.74     2.74     4.48     6.71     7.74    7.66     5.69     5.13     6.63
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end
  of period ($ millions)...            383      383      305      299      272      198     167      154      143      156
Ratio of operating
  expenses, to average
  daily net assets (%)(a)..            .65      .65      .65      .65      .82      .98    1.01     1.04      .92      .91
Ratio of net
  investment income to
  average daily
  net assets (%)...........           4.61     2.75     2.69     4.31     6.37     7.46    7.41     5.54     4.95     6.39

(a) Operating
    expense ratio,
    including
    management fee
    not imposed by
    the adviser (%)........            .90      .90      .85      .85      .91        -       -        -        -        -

(b)   Net realized capital gains were less than 6/10 of 1 [CENT] per share.

A message from Scudder's chairman

Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $90 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.


                                                  /s/Daniel Pierce


Scudder U.S. Treasury Money Fund

Investment objectives

* safety, liquidity and stability of capital and, consistent therewith, current income

Investment characteristics

* invests in U.S. Treasurys and other securities backed by the full faith and credit of the U.S. Government, and repurchase agreements

*    stable share price

*    fluctuating yield

*    daily liquidity and free check writing

*    dividends declared daily and paid monthly


Contents

Investment objectives and policies ....................    5
Why invest in the Fund? ...............................    6
Additional information about policies
   and investments ....................................    6
Distribution and performance information ..............    7
Fund organization .....................................    8
Transaction information ...............................    9
Purchases .............................................   10
Exchanges and redemptions .............................   11
Shareholder benefits ..................................   13
Trustees and Officers .................................   16
Investment products and services ......................   17
How to contact Scudder ................................   18

Investment objectives and policies

Investment objectives

The investment objectives of Scudder U.S. Treasury Money Fund (the "Fund"), a diversified, open-end management investment company, are to provide safety, liquidity and stability of capital and, consistent therewith, to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 and declares dividends daily.

Except as otherwise indicated, the Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. Shareholders will receive written notice of any changes in the Fund's objectives. If there is a change in investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objectives will be met.

Investment characteristics

The Fund provides investors with current income and stability of capital through a portfolio consisting primarily of short-term U.S. Treasury obligations and similar investments. The Fund is a "fixed price" fund; that is, it seeks to maintain a constant share price of $1.00, although under certain circumstances this may not be possible. This price stability makes the Fund suitable for investors who are seeking current income and who are unwilling to accept stock or bond market risk.

The Fund is also designed to minimize credit risk. It invests exclusively in short-term securities unconditionally guaranteed by the U.S. Government (as to payment of both principal and interest) and repurchase agreements backed fully by U.S. Treasury securities.

The Fund invests in U.S. Government securities whose interest is specifically exempted from state and local income taxes under federal law; the interest is not exempt from federal income tax. Most, but not all, states allow this tax-exempt character of the Fund's income to pass through to its shareholders, so that distributions from the Fund to the extent derived from interest that is exempt from state and local income taxes, are exempt from such taxes when earned by a shareholder of the Fund. Shareholders should, however, contact their own tax advisers regarding the possible exclusion for state and local income tax purposes of the portion of distributions received from the Fund which is attributable to interest from U.S. Government securities. Income earned by the Fund from U.S. Treasury-backed repurchase agreements generally is not exempt from state and local tax.

Investments

The Fund invests without limitation in short-term securities consisting of U.S. Treasury notes, bonds, bills and in other securities issued or guaranteed by the U.S. Government and thus backed by the full faith and credit of the United States. The Fund may invest its assets, when conditions are appropriate, in repurchase agreements, but only if they are fully collateralized by U.S. Treasury obligations. At least 80% of the Fund's assets will be invested in either U.S. Treasury securities or in repurchase agreements collateralized by U.S. Treasury obligations. All of the securities in which the Fund may invest are U.S. dollar-denominated. The Fund's investments in U.S. Government obligations provide a high degree of safety and liquidity. The Fund may also invest in when-issued securities, whose market value may involve an unrealized gain or loss prior to settlement.

The Fund's investments in U.S. Government securities may have maturities of up to 762 calendar days; all other portfolio securities will have maturities of up to 397 calendar days. The dollar-weighted average maturity of the Fund's portfolio investments varies with money market conditions, but is always 90 days or less. As a money market fund with a short-term maturity, the Fund's income fluctuates with changes in interest rates but its price is expected to remain fixed at $1.00 per share.


Why invest in the Fund?

The Fund can be appropriate for investors who are concerned about stability of principal. If investors are just starting out and want their assets to grow in a stable investment, if they want to keep their nest egg safe and handy, or if they are simply looking to "park" their investment capital for a short time, a government money market fund may be a good choice. One appealing characteristic of a money market fund is that it seeks to maintain a stable share price. Thus, not only should investors have the value of their initial investment maintained, they ordinarily will have earnings on that investment, plus earnings on those earnings, if dividends are reinvested.

Another important feature of the Fund is daily liquidity. Investors can gain access to their cash by toll-free telephone redemption or with our convenient check writing option. Shareholders may write checks of at least $100.

The Fund is appropriate for investors who are seeking a high degree of credit safety. U.S. Treasury bills, notes and bonds and other securities backed by the full faith and credit of the U.S. Government are considered to be of the highest quality and among the safest investments to own. Income derived from these securities is exempt from state and local taxes in many regions of the country.

In addition, the Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.


Additional information about policies and investments

Investment restrictions

The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Fund's investment risk. The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and may not make loans except through the lending of portfolio securities, the purchase of debt obligations or through repurchase agreements.

In addition, as a matter of nonfundamental policy, the Fund may not invest more than 10% of its net assets, in the aggregate, in securities which are not readily marketable, restricted securities and repurchase agreements maturing in more than seven days. The Fund may not invest more than 5% of its total assets in restricted securities.

With certain limited exceptions, the Fund may not invest more than 5% of its total assets in the securities of a single issuer, or subject to puts from any one issuer, except U.S. Government securities, and may not invest more than 10% of its total assets in securities subject to unconditional puts by a single issuer.

A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Fund's Statement of Additional Information.

Repurchase agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase those securities at a specified time and price. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.


When-issued securities

The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.


Distribution and performance information

Dividends and capital gains distributions

The Fund's dividends from net investment income are declared daily and distributed monthly. The Fund takes into account realized gains and losses on securities held for one year or less (short-term capital gain/loss) in its daily dividend. The Fund generally intends to distribute any net realized long-term capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of federal excise tax, although an additional distribution may be made within three months of the Fund's fiscal year end, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

Dividends from net investment income are taxable to shareholders as ordinary income whether received in cash or additional shares.

Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. It is not expected that dividends will qualify for the dividends-received deduction for corporations.

The Fund sends detailed tax information to shareholders about the amount and type of its distributions by January 31 of the following year.

Performance information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. The "yield" of the Fund refers to income generated by an investment in the Fund over a specified seven-day period. Yield is expressed as an annualized percentage. The "effective yield" of the Fund is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested and will reflect the effects of compounding. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming the investment has been held for one year, five years and ten years as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.



Fund organization

Scudder U.S. Treasury Money Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940" Act). The Fund was organized as a Massachusetts business trust in April 1980. The Fund changed its name from Scudder Government Money Fund on March 1, 1991.

The Fund's activities are supervised by its Board of Trustees. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Fund is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

Investment adviser

The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the Fund's daily investment and business affairs subject to the policies established by the Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

For the fiscal year ended June 30, 1995, Scudder, Stevens & Clark, Inc. (the "Adviser") received an investment management fee of 0.25% of the Fund's average daily net assets on an annual basis.

The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


Until October 31, 1996, the Fund's Adviser has agreed to continue to maintain the total annualized expenses of the Fund at 0.65% of average daily net assets of the Fund.


All of the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder, Stevens & Clark, Inc., is located at Two International Place, Boston, Massachusetts.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a wholly-owned subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Fund.

Underwriter

Scudder Investor Services, Inc., a wholly-owned subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Custodian

State Street Bank and Trust Company is the Fund's custodian.

Fund accounting agent

Scudder Fund Accounting Corporation, a wholly-owned subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.

Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent in Boston receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption or exchange requests by telephone or by "Write-A-Check" prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent in Boston. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:

--   the name of the fund in which the money is to be invested,
--   the account number of the fund, and
--   the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By exchange. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

Redeeming shares

The Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

(Continued on page 12)

Purchases
Opening             Minimum initial investment: $1,000; IRAs $500
an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

Make checks         o  By Mail              Send your completed and signed application and check
payable to "The
Scudder Funds."                                 by regular mail to:       or          by express, registered,
                                                                                      or certified mail to:

                                                The Scudder Funds                     Scudder Shareholder
                                                P.O. Box 2291                         Services Center
                                                Boston, MA                            42 Longwater Drive
                                                02107-2291                            Norwell, MA
                                                                                      02061-1612

                    o  By Wire              Please see Transaction information--Purchasing shares--
                                            By wire following these tables for details, including the ABA wire transfer number. Then call 1-800-225-5163 for instructions.

                    o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under
                                            Shareholder benefits.
-----------------------------------------------------------------------------------------------------------------------
Purchasing          Minimum additional investment: $100; IRAs $50
additional shares   Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

Make checks         o  By Mail              Send a check with a Scudder investment slip, or with a letter of
payable to "The                             instruction including your account number and the complete Fund name, to
Scudder Funds."                             the appropriate address listed above.

                    o  By Wire              Please see Transaction information--Purchasing shares--
                                            By wire following these tables for details, including the ABA wire transfer number.

                    o  In Person            Visit one of our Funds Centers to make an additional investment in your
                                            Scudder fund account. Funds Center locations are listed under Shareholder benefits.

                    o  By Automatic         You may arrange to make investments on a regular basis through automatic
                       Investment Plan      deductions from your bank checking account. Please call 1-800-225-5163
                       ($50 minimum)        for more information and an enrollment form.



                                                           10

Exchanges and redemptions

Exchanging        Minimum investments: $1,000 to establish a new account; $100 to exchange among existing accounts shares
                  o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                     8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                     Information Line, call 1-800-343-2890 (24 hours a day).

                  o By Mail          Print or type your instructions and include:
                    or Fax             -   the name of the Fund and the account number you are exchanging from;
                                       -   your name(s) and address as they appear on your account;
                                       -   the dollar amount or number of shares you wish to exchange;
                                       -   the name of the Fund you are exchanging into; and
                                       -   your signature(s) as it appears on your account and a daytime telephone number.

                                     Send your instructions
                                     by regular mail to:        or by express, registered,    or    by fax to:
                                                                   or certified mail to:

                                     The Scudder Funds             Scudder Shareholder              1-800-821-6234
                                     P.O. Box 2291                 Services Center
                                     Boston, MA 02107-2291         42 Longwater Drive
                                                                   Norwell, MA
                                                                   02061-1612
-----------------------------------------------------------------------------------------------------------------------
Redeeming shares  o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                     8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                     Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $50,000 sent to your address of record.

                  o By "Write-       You may redeem shares by writing checks against your account  balance as often as
                    A-Check"         you like for at least $100, but not more than $5,000,000.
                  o By Mail          Send your instructions for redemption to the appropriate address or fax number
                    or Fax           above and include:
                                       -   the name of the Fund and account number you are redeeming from;
                                       -   your name(s) and address as they appear on your account;
                                       -   the dollar amount or number of shares you wish to redeem; and
                                       -   your signature(s) as it appears on your account and a daytime telephone number.

                                     A signature guarantee is required for redemptions over $50,000. See Transaction information--Redeeming shares following these tables.

                  o By Automatic     You may arrange to receive automatic cash payments periodically. Call
                    Withdrawal       1-800-225-5163 for more information and an enrollment form.
                    Plan


(Continued from page 9)

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $50,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

By "Write-A-Check." You may redeem shares by writing checks against your account balance for at least $100. Your Fund investments will continue to earn dividends until your check is presented to the Fund for payment.

Checks will be returned by the Fund's transfer agent if there are insufficient shares to meet the withdrawal amount. You should not attempt to close an account by check because the exact balance at the time the check clears will not be known when the check is written.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $50,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share Price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines net asset value per share as of twelve o'clock noon and as of the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding. In calculating the net asset value per share, the Fund uses the current market value of the securities. However, for securities with sixty days or less to maturity, the Fund uses the amortized cost value.

Processing time

Purchases made by wire and received by the Fund's transfer agent before noon on any business day are executed at noon on that day and begin earning income the same day. Those made by wire between noon and the close of regular trading on the Exchange on any business day are executed at the close of trading the same day and begin earning income the next business day. Purchases made by check are executed on the day the check is received in good order by the Fund's transfer agent in Boston and begin earning income on the next business day. Redemption requests received in good order by the Fund's transfer agent between noon and the close of regular trading on the Exchange are executed at the net asset value calculated at the close of regular trading on that day and will earn a dividend on the redeemed shares that day. If a redemption request is received by noon, proceeds will normally be wired that day, if requested by the shareholder, but no dividend will be earned on the redeemed shares on that day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends and capital gains distributions from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $1,000, which amount may be changed by the Board of Trustees. Scudder retirement plans have similar or lower minimum share balance requirements. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in sub-minimum accounts, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. Reductions in value that result solely from market activity will not trigger an involuntary redemption. The Fund will mail the proceeds of the redeemed account to the shareholder. The shareholder may restore the share balance to $1,000 or more during the 60-day notice period and must maintain it at no lower than that minimum to avoid involuntary redemption.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.


Shareholder benefits

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder U.S. Treasury Money Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Stephen L. Akers assumed responsibility for the Fund's day-to-day management in 1995. Mr. Akers joined the Fund's team in 1994 and has managed several fixed-income portfolios since joining Scudder in 1984. Robert T. Neff, Portfolio Manager, joined Scudder in 1972 and has more than 20 years experience managing short-term fixed-income assets. Debra A. Hanson, Portfolio Manager, assists with the development and execution of investment strategy and has been with Scudder since 1983. K. Sue Cote, Portfolio Manager, joined Scudder in 1983 and has 12 years experience working with short-term fixed-income investments.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you At the Helm, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, Cincinnati, Los Angeles, New York, Portland (OR), San Diego, San Francisco and Scottsdale.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.


Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

* Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax deferred basis. The Scudder No-Fee IRA charges no annual custodial fee.

* 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

* Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

* 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

* SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation.

* Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Trustees and Officers

   David S. Lee*
    President and Trustee

   E. Michael Brown*
    Trustee

   Dawn-Marie Driscoll
    Trustee; Attorney and Corporate Director

   George M. Lovejoy, Jr.
    Trustee; President and Director, Fifty Associates

   Jean C. Tempel
    Trustee; General Partner,
    TL Ventures

   Stephen L. Akers*
    Vice President

   Cuyler W. Findlay*
    Vice President

   Jerard K. Hartman*
    Vice President

   Thomas W. Joseph*
    Vice President

   Dudley H. Ladd*
    Vice President

   Robert T. Neff*
    Vice President



   Thomas F. McDonough*
    Vice President and Secretary

   Pamela A. McGrath*
    Vice President and Treasurer

   Edward J. O'Connell*
    Vice President and Assistant Treasurer

   Coleen Downs Dinneen*
    Assistant Secretary

   *Scudder, Stevens & Clark, Inc.

Investment products and services
    The Scudder Family of Funds                                     Income
    Money market                                                      Scudder Emerging Markets Income Fund
      Scudder Cash Investment Trust                                   Scudder GNMA Fund
      Scudder U.S. Treasury Money Fund                                Scudder Income Fund
    Tax free money market+                                            Scudder International Bond Fund
      Scudder Tax Free Money Fund                                     Scudder Short Term Bond Fund
      Scudder California Tax Free Money Fund*                         Scudder Short Term Global Income Fund
      Scudder New York Tax Free Money Fund*                           Scudder Zero Coupon 2000 Fund
    Tax free+                                                       Growth
      Scudder California Tax Free Fund*                               Scudder Capital Growth Fund
      Scudder High Yield Tax Free Fund                                Scudder Development Fund
      Scudder Limited Term Tax Free Fund                              Scudder Global Fund
      Scudder Managed Municipal Bonds                                 Scudder Global Small Company Fund
      Scudder Massachusetts Limited Term Tax Free Fund*               Scudder Gold Fund
      Scudder Massachusetts Tax Free Fund*                            Scudder Greater Europe Growth Fund
      Scudder Medium Term Tax Free Fund                               Scudder International Fund
      Scudder New York Tax Free Fund*                                 Scudder Latin America Fund
      Scudder Ohio Tax Free Fund*                                     Scudder Pacific Opportunities Fund
      Scudder Pennsylvania Tax Free Fund*                             Scudder Quality Growth Fund
    Growth and Income                                                 Scudder Small Company Value Fund
      Scudder Balanced Fund                                           Scudder Value Fund
      Scudder Growth and Income Fund                                  The Japan Fund
 ------------------------------------------------------------------------------------------------------------------------
    Retirement Plans and Tax-Advantaged Investments
      IRAs                                                            403(b) Plans
      Keogh Plans                                                     SEP-IRAs
      Scudder Horizon Plan*+++ (a variable annuity)                   Profit Sharing and
      401(k) Plans                                                             Money Purchase Pension Plans
 ------------------------------------------------------------------------------------------------------------------------
    Closed-end Funds#
      The Argentina Fund, Inc.                                        Scudder New Europe Fund, Inc.
      The Brazil Fund, Inc.                                           Scudder World Income Opportunities Fund, Inc.
      The First Iberian Fund, Inc.
      The Korea Fund, Inc.                                          Institutional Cash Management
      The Latin America Dollar Income Fund, Inc.                      Scudder Institutional Fund, Inc.
      Montgomery Street Income Securities, Inc.                       Scudder Fund, Inc.
      Scudder New Asia Fund, Inc.                                     Scudder Treasurers Trust(TM)++
 ------------------------------------------------------------------------------------------------------------------------
 For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free prospectus.  Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal,  state and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter  National  Life  Insurance  Company and its  affiliate,  offered by Scudder's  insurance  agencies,
 1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.  ++For information on  Scudder Treasurers Trust(TM), an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call: 1-800-541-7703.


                                                            17

How to contact Scudder

 Account Service and Information:                                Please address all correspondence to:


 For existing account            Scudder Investor Relations                  The Scudder Funds
 service and transactions        1-800-225-5163                              P.O. Box 2291
                                                                             Boston, Massachusetts
                                                                             02107-2291

 For personalized information    Scudder Automated
 about your Scudder accounts;    Information Line (SAIL)
 exchanges and redemptions; or   1-800-343-2890
 information on any Scudder
 fund

 Investment Information:                                         Or Stop by a Scudder Funds Center:

 To receive information about    Scudder Investor                Many  shareholders   enjoy  the  personal,   one-on-one
 the Scudder funds, for          Relations                       service  of the  Scudder  Funds  Centers.  Check  for a
 additional applications and     1-800-225-2470                  Funds  Center  near   you--they  can  be  found  in the
 prospectuses, or for                                            following cities:
 investment questions

 For establishing 401(k)         Scudder Defined                 Boca Raton                   New York
 and 403(b) plans                Contribution Services           Boston                       Portland, OR
                                 1-800-323-6105                  Chicago                      San Diego
                                                                 Cincinnati                   San Francisco
                                                                 Los Angeles                  Scottsdale

 For  information  on  Scudder Treasurers  Trust(TM),  an        For information on Scudder  Institutional  Funds*, funds
 institutional  cash management service for corporations,        designed  to meet the broad  investment  management  and
 non-profit   organizations  and  trusts  which  utilizes        service  needs of banks  and other  institutions,  call:
 certain  portfolios  of Scudder  Fund,  Inc.*  ($100,000        1-800-854-8525.
 minimum), call: 1-800-541-7703.

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                          SCUDDER CASH INVESTMENT TRUST


          A Pure No-load(TM) (No Sales Charges) Mutual Fund Seeking the
             Stability of Capital while Maintaining the Liquidity of
                      Capital and Providing Current Income
                          from Money Market Securities

                                       and

                        SCUDDER U.S. TREASURY MONEY FUND

     A Pure No-load(TM) (No Sales Charges) Money Market Fund Seeking Safety,
      Liquidity and Stability of Capital and, consistent therewith, Current
                Income from Short-Term U.S. Government Securities





--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1995


--------------------------------------------------------------------------------


         This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses of Scudder Cash Investment Trust and Scudder U.S. Treasury Money Fund each dated November 1, 1995, as may be amended from time to time, copies of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                                                   TABLE OF CONTENTS
                                                                                                                  Page
                                                                                                                  ----
THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES........................................................................1
         General Investment Objectives and Policies of Scudder Cash Investment Trust.................................1
         General Investment Objectives and Policies of Scudder U.S. Treasury Money Fund..............................4
         Specialized Investment Techniques of the Funds..............................................................4
         Investment Restrictions.....................................................................................6

PURCHASES...........................................................................................................10
         Additional Information About Opening an Account............................................................10
         Checks.....................................................................................................10
         Wire Transfer of Federal Funds.............................................................................11
         Share Price................................................................................................11
         Share Certificates.........................................................................................11
         Other Information..........................................................................................11

EXCHANGES AND REDEMPTIONS...........................................................................................12
         Exchanges..................................................................................................12
         Redemption by Telephone....................................................................................12
         Redemption by Mail or Fax..................................................................................13
         Redemption by Write-a-Check................................................................................14
         Other Information..........................................................................................14

FEATURES AND SERVICES OFFERED BY THE FUNDS..........................................................................14
         The Pure No-Load(TM) Concept...............................................................................14
         Dividend and Capital Gain Distribution Options.............................................................15
         Scudder Funds Centers......................................................................................16
         Diversification............................................................................................16
         Reports to Shareholders....................................................................................16
         Transaction Summaries......................................................................................16

THE SCUDDER FAMILY OF FUNDS.........................................................................................16

SPECIAL PLAN ACCOUNTS...............................................................................................19
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for Corporations and
              Self-Employed Individuals.............................................................................20
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals........20
         Scudder IRA:  Individual Retirement Account................................................................20

         Scudder 403(b) Plan........................................................................................21

         Automatic Withdrawal Plan..................................................................................21
         Group or Salary Deduction Plan.............................................................................22
         Automatic Investment Plan..................................................................................22
         Uniform Transfers/Gifts to Minors Act......................................................................22
         Scudder Trust Company......................................................................................22

DIVIDENDS...........................................................................................................22

PERFORMANCE INFORMATION.............................................................................................23
         Yield......................................................................................................23
         Effective Yield............................................................................................24
         Average Annual Total Return................................................................................24
         Cumulative Total Return....................................................................................24
         Total Return...............................................................................................25
         Comparison of Fund Performance.............................................................................25

ORGANIZATION OF THE FUNDS...........................................................................................28


                                                           i

                                             TABLE OF CONTENTS (continued)
                                                                                                                  Page
                                                                                                                  ----
INVESTMENT ADVISER..................................................................................................29
         Scudder Cash Investment Trust..............................................................................30
         Scudder U.S. Treasury Money Fund...........................................................................31
         SCIT and Treasury Fund.....................................................................................32
         Personal Investments by Employees of the Adviser...........................................................32

TRUSTEES AND OFFICERS...............................................................................................33
         Scudder Cash Investment Trust..............................................................................33
         Scudder U.S. Treasury Money Fund...........................................................................34

REMUNERATION........................................................................................................36

DISTRIBUTOR.........................................................................................................37
         Scudder Cash Investment Trust..............................................................................37
         Scudder U.S. Treasury Money Fund...........................................................................38

TAXES...............................................................................................................38

PORTFOLIO TRANSACTIONS..............................................................................................40

NET ASSET VALUE.....................................................................................................41

ADDITIONAL INFORMATION..............................................................................................41
         Experts....................................................................................................41
         Shareholder Indemnification................................................................................41
         Other Information..........................................................................................42

FINANCIAL STATEMENTS................................................................................................43
         Scudder Cash Investment Trust..............................................................................43
         Scudder U.S. Treasury Money Fund...........................................................................43


APPENDIX............................................................................................................44
         Ratings of Municipal Obligations...........................................................................44
         Commercial Paper Ratings...................................................................................45



                                                          ii

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

                  (See "Investment objectives and policies" and
                   "Additional information about policies and
                    investments" in each Fund's prospectus.)

         Scudder Cash Investment Trust sometimes is referred to herein as "SCIT." Scudder U.S. Treasury Money Fund sometimes is referred to herein as "Treasury Fund." SCIT and Treasury Fund sometimes are jointly referred to herein as the "Funds" or "Scudder Money Market Funds."

General Investment Objectives and Policies of Scudder Cash Investment Trust

         Scudder Cash Investment Trust is a pure no-load(TM), open-end, diversified management investment company. SCIT's investment objectives are to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. SCIT seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible. SCIT's management seeks to improve investment income by keeping money at work in what it considers to be the most attractive short-term debt investments consistent with the objectives of maintaining the stability and liquidity of capital. There is no assurance that SCIT's investment objectives will be achieved. The investment objectives and policies of SCIT stated under this caption may be changed by the Trustees without a vote of a majority of the outstanding voting securities of the Fund, as that term is defined below in "Investment Restrictions." All of the securities in which SCIT may invest are U.S. dollar-denominated. Shares of the Fund are not insured or guaranteed by an agency of the U.S. Government.

         SCIT may invest in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as those listed below; obligations of domestic banks and foreign branches of domestic banks, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; and obligations of savings and loan institutions.

         SCIT may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations and obligations of trusts, finance companies and other entities, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; asset-backed securities, including certificates, participations and notes; and municipal securities, including notes, bonds and participation interests, either taxable or tax free. Securities and instruments in which the Fund may invest may be issued by the U.S. Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

         In addition, SCIT may invest in repurchase agreements and securities with put features. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described below. The Fund may also hold cash.

         Investments in corporate and finance company commercial paper and other corporate obligations will be limited to securities which, in the opinion of Scudder, Stevens & Clark, Inc. (the "Adviser"), are of high quality and present minimal credit risk. Commercial paper and finance company paper, at the time of purchase, will be rated or judged by the Adviser to be the equivalent of paper rated A-1 by Standard & Poors ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F-1 by Fitch Investors Service, Inc. ("Fitch"). (See
Appendix A for a more complete description of commercial paper ratings.) Investments in other corporate obligations such as bonds and notes will be limited to issues rated or judged by the Adviser to be the equivalent of securities rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

         Investments in municipal securities will be limited to those which are rated at the time of purchase by Moody's within its two highest rating categories for municipal obligations--Aaa and Aa, or within Moody's short-term municipal obligations top rating categories of MIG 1 and MIG 2, are rated at the time of purchase by S&P within S&P's two highest rating categories for municipal obligations--AAA/AA and SP-1+/SP-1--or are rated at the time of purchase by Fitch within Fitch's two highest rating categories for municipal obligations-AAA/AA or within Fitch's highest short term rating categories of F-1 and F-2, all in such proportions as management will determine. SCIT also may invest in securities rated within the two highest rating categories by only one of those rating agencies if no other rating agency has rated the security. In some cases, short-term municipal obligations are rated using the same categories as are used for corporate obligations. In addition, unrated municipal securities will be considered as being within the foregoing quality ratings if the issuer, or other equal or junior municipal securities of the same issuer, has a rating within the foregoing ratings of Moody's, S&P or Fitch. SCIT may also invest in municipal securities which are unrated if, in the opinion of the Adviser, such securities possess creditworthiness comparable to those rated securities in which the Fund may invest.

         Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

         Municipal Securities. Municipal Securities are issued by or on behalf of states, territories and possessions of the U.S. and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors, except for the possible applicability of the alternative minimum tax. The two principal classifications of municipal securities are "Notes" and "Bonds." Municipal Notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes. Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

         Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under Federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected.

         Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. SCIT may invest in certificates of deposit of large domestic banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. The Fund does not invest in certificates of deposit of foreign banks. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

         SCIT may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

         Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by SCIT will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund's limitation on investments in illiquid securities.

         Eurodollar Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and U.S. branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

         Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by SCIT will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality short term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

         Participation Interests. SCIT may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Adviser to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interests in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security.

         Asset-backed securities. Asset backed securities may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

         Illiquid or Restricted Securities. SCIT may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. SCIT may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

         SCIT will not invest more than 10% of its net assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws or in repurchase agreements not terminable within seven days, and the Fund will not invest more than 5% of its total assets in restricted securities.

General Investment Objectives and Policies of Scudder U.S. Treasury Money Fund

         Scudder U.S. Treasury Money Fund is a pure no-load(TM), open-end, diversified management investment company. Treasury Fund's investment objectives are to provide safety, liquidity and stability of capital, and consistent therewith, to provide current income. Treasury Fund seeks to achieve its objectives through a portfolio consisting primarily of short-term U.S. Treasury obligations and similar investments. Treasury Fund will limit its investments to securities issued or guaranteed by the U.S. Government and repurchase agreements with respect to such obligations. At least 80% of Treasury Fund's assets will be invested in either U.S. Treasury securities or in repurchase agreements collateralized by U.S. Treasury securities. All of the securities in which the Fund may invest are U.S. dollar-denominated.

         Treasury Fund provides convenience, liquidity, and professional management. Treasury Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), seeks to improve income by keeping money at work in what it considers to be the most attractive short-term debt instruments consistent with the Fund's objectives of safety, liquidity and stability of capital. There is no assurance that these objectives will be achieved. Treasury Fund seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

Specialized Investment Techniques of the Funds

         Maintenance of $1.00 Net Asset Value and Credit Quality. Pursuant to a Rule of the Securities and Exchange Commission (the "SEC"), each Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00, rounded to the nearest whole cent. In fulfillment of their responsibilities under that Rule, the Trustees of each Fund have approved policies established by the Funds' Adviser reasonably calculated to prevent each Fund's net asset value per share, as so rounded, from deviating from $1.00 except under unusual or extraordinary circumstances and the Trustees of each Fund will periodically review the Adviser's operations under such policies at regularly scheduled Trustees' meetings. Those policies include a daily monitoring by the Adviser of unrealized gains and losses in each Fund's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of each Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

         Securities eligible for investment by the Funds are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." To ensure diversity of a Fund's investments, as a matter of non-fundamental policy, each Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. Each Fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Fund may not make more than one such investment at any time. Each Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, each Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

         Portfolio Maturity. The assets of each Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less (except in the case of Government securities, 762 calendar days) from date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The term "Government securities," as used herein, means securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The portfolio of each Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the two portfolios will vary according to the management's appraisal of money market conditions. Each Fund will invest only in securities determined by or under the direction of the Trustees to be of high quality with minimal credit risks.

         Portfolio Turnover. The Funds may sell portfolio securities to take advantage of investment opportunities arising from changing market levels or yield relationships. Although such transactions involve additional costs in the form of spreads, they will be undertaken in an effort to improve a Fund's overall investment return, consistent with its objectives.

         U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Treasury, by federal agencies, or by instrumentalities established or sponsored by the U.S. Government. Obligations issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. They include Treasury bills, notes and bonds, which differ in their interest rates, maturities and times of issuance. Obligations guaranteed by the U.S. Treasury include Government National Mortgage Association participation certificates. Obligations of a federal agency or U.S. Government instrumentality may be supported in various ways, including the limited authority of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Bank; the discretionary authority of the U.S. Government to purchase obligations of the agency or instrumentality, such as Federal National Mortgage Association bonds; or the credit only of the issuing agency or instrumentality, such as Student Loan Marketing Association. In the case of obligations not backed by the full faith and credit of the U.S. Government, the Fund must look principally to the agency issuing or guaranteeing the obligations for ultimate repayment, which agency may be privately owned. These securities may bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates.

         When-issued and Forward Delivery Securities. Government securities are frequently offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to the Funds. To the extent that assets of the Funds are not invested prior to the settlement of a purchase of securities, the Funds will earn no income; however, it is intended that both Funds will be fully invested to the extent practicable and subject to the policies stated herein. When-issued or forward delivery purchases are negotiated directly with the other party and are not traded on an exchange. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that both Funds will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time SCIT and Treasury Fund make the commitment to purchase securities on a when-issued or forward delivery basis, they will record the transaction and reflect the value of the security in determining their respective net asset values. Neither Fund believes that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. SCIT and Treasury Fund will establish a segregated account in which to maintain cash, U.S. Government securities or other high-grade debt obligations equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. Neither SCIT nor Treasury Fund will enter into such transactions for leverage purposes.

         Repurchase Agreements. Each Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Funds may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest ratings categories assigned by Moody's, S&P or Fitch.

         A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to each Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, that Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to that Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

         The conclusions and investment decisions of the Adviser with respect to each Fund are based primarily on the analyses of its own research specialists. While these specialists have the major responsibility for doing research on debt securities, they receive the support of the Adviser's general economics department for studies on interest rate trends and of the Adviser's stock research analysts for consultation on the qualitative aspects of credit analysis which enable the Adviser to establish its own credit ratings for issuers of senior securities. The Adviser believes it is important to have this combination of specialized skills available for developing the proper investment strategies for the Funds. The Adviser subscribes to leading bond information services and receives directly published reports and statistical compilations of the issuers themselves, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities.

Investment Restrictions

         Unless specified to the contrary, the following restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund involved which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund. Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

         As a matter of fundamental policy, SCIT may not:

         1. borrow money except from banks as a temporary measure for extraordinary or emergency purposes (a Fund is required to maintain asset coverage (including borrowings) of 300% for all borrowings) and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's assets;

         2. act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with its investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

         3. make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objective and policies and the entry into repurchase agreements may be deemed to be loans;

         4. enter into repurchase agreements or purchase any securities if, as a result thereof, more than 10% of the total assets of a Fund (taken at market value) would be, in the aggregate, subject to repurchase agreements maturing in more than seven days and invested in restricted securities or securities which are not readily marketable;

         5. participate on a joint or a joint and several basis in any trading account in securities, but may for the purpose of possibly achieving better net results on portfolio transactions or lower brokerage commission rates join with other investment company and client accounts managed by Scudder, Stevens & Clark, Inc. in the purchase or sale of portfolio securities;

         6. purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer, director or Trustee of a Fund or a member, officer, director or trustee of the investment adviser of a Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

         7. purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions;

         8. issue senior securities, except as appropriate to evidence indebtedness which a Fund is permitted to incur pursuant to Investment Restriction (1) and except for shares of any additional series which may be established by the Trustees;

         9. with respect to 75% of the value of the total assets of the Fund, invest more than 5% of the value of total assets of the Fund in the securities of any one issuer, except U.S. Government securities;

         10. purchase and sell real estate (though it may invest in short-term securities of companies which deal in real estate and in other permitted investments secured by real estate) or commodities or commodities contracts;

         11. purchase securities of any issuer with a record of less than three years continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies, if such purchase would cause the Fund's investments in all such issuers to exceed 5% of the Fund's total assets taken at market value;

         12.      purchase common stocks or other voting securities;

         13. purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or in certificates of deposit or bankers' acceptances (for the purposes of this restriction telephone companies are considered to be a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents); or

         14. invest for the purpose of controlling or managing any other company.

         In addition, although not a matter of fundamental policy, SCIT may not:

         (a) purchase or sell interests in oil, gas or other mineral leases, or exploration or development programs (although they may invest in securities of issuers which own or invest in such interests);

         (b) pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by Investment Restriction (1), it may pledge securities having a market value at the time of pledge not exceeding 15% of the cost of the Fund's total assets;

         (c) purchase or sell any put or call options or any combination thereof, not including warrants;

         (d) purchase restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded), including repurchase agreements maturing in more than seven days and securities which are not readily marketable if as a result more than 10% of SCIT's net assets (valued at market at purchase) would be invested in such securities;

         (e) purchase securities if, as a result thereof, more than 5% of the value of SCIT's net assets would be invested in restricted securities;

         (f) invest in the securities of other investment companies, except by purchase in the open market when no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made on the open market, is part of a plan of merger or consolidation;

         (g)      purchase or sell real estate limited partnership interests;

         (h) invest more than 5% of its total assets in the securities of any one issuer or subject to puts from any one issuer, except U.S. Government securities, provided that the Fund may invest more than 5% of its total assets in first tier securities of any one issuer for a period of up to three business days or, in unrated securities that have been determined to be of comparable quality by the Fund's Adviser;

         (i) invest more than 5% of its total assets in second tier securities, or in unrated securities determined by the Adviser to be of comparable quality;

         (j) invest more than the greater of $1,000,000 or 1% of total assets in second tier securities of any one issuer;

         (k) invest more than 10% of its total assets in securities subject to an unconditional put issued by any one institution;

         (l) borrow money, including reverse repurchase agreements, in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes, or borrow other than from banks; or

         (m) make loans unless all loans of portfolio securities are fully collateralized and marked to market daily.

         As a matter of fundamental policy, unless and to the extent permitted by an exemptive order of the SEC, Treasury Fund may not:

         1. borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% for all borrowings;

         2. purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities;

         3. act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

         4. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans; or

         5. issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

         Treasury Fund has undertaken that if the Fund obtains an exemptive order of the SEC which would permit the taking of action in contravention of any policy which may not be changed without a shareholder vote, the Fund will not take such action unless either (i) the applicable exemptive order permits the taking of such action without a shareholder vote or (ii) the staff of the SEC has issued to the Fund a "no action" or interpretive letter to the effect that the Fund may proceed without a shareholder vote.

         Although not a matter of fundamental policy Treasury Fund may not:

         (a) purchase or retain securities of any open-end investment company, or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in other investment companies;

         (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

         (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer, director or trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

         (d) purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (e) invest more than 10% of its net assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, or in repurchase agreements not terminable within 7 days, and the Fund will not invest more than 5% of its total assets in restricted securities;

         (f) purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, except U.S. Government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

         (g) purchase more than 10% of the voting securities of any one issuer, except securities issued by the U.S. Government, its agencies or instrumentalities;

         (h) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

         (i) borrow money, including reverse repurchase agreements, in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes, or borrow other than from banks;

         (j) purchase or sell any put or call options or any combination thereof;

         (k)      purchase or sell real estate limited partnership interests;

         (l) invest more than 5% of its total assets in the securities of any one issuer or subject to puts from any one issuer, except U.S. Government securities, provided that the Fund may invest more than 5% of its total assets in first tier securities of any one issuer for a period of up to three business days or, in unrated securities that have been determined to be of comparable quality by the Fund's Adviser;

         (m) invest more than 5% of its total assets in second tier securities, or in unrated securities determined by the Adviser to be of comparable quality;

         (n) invest more than the greater of $1,000,000 or 1% of total assets in second tier securities of any one issuer;

         (o) invest more than 10% of its total assets in securities subject to an unconditional put issued by any one institution; or

         (p) make loans unless all loans of portfolio securities are fully collateralized and marked to market daily.

                                    PURCHASES

   (See "Purchases" and "Transaction information" in each Fund's prospectus.)

Additional Information About Opening an Account

         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $1,000 of Fund shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, TWX or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have a certified tax identification number, clients having a regular investment counsel account with Scudder or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call the investor will be asked to indicate the Fund name, amount to be wired ($1,000 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02110, ABA Number 011000028, Account
Number: 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly.

Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on or payable through a United States bank.

         If shares of a Fund are purchased with a check which proves to be uncollectible, that Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by that Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, such Fund will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         To purchase shares of a Fund and obtain the same day dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to a Fund prior to twelve o'clock noon eastern time on that day. If you wish to make a purchase of $500,000 or more, you should notify the Fund's transfer agent, Scudder Service Corporation (the "Transfer Agent") of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after twelve o'clock noon eastern time, but both the funds and the information are made available before the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4 p.m. eastern time) on any business day, shares will be purchased at net asset value determined on that day but will not receive the dividend; in such cases, dividends commence on the next business day.

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, each Fund pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Martin Luther King Jr., Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans' Day (November
11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of either Fund.

Share Price

         Purchases made by check will be filled without sales charge at the close of regular trading on the Exchange on the day the check is received by the Transfer Agent in good order. Net asset value of each Fund normally is computed twice a day, as of twelve o'clock noon and the close of regular trading on the Exchange on each day when the Exchange is open for trading.

Share Certificates

         Due to the desire of each Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership in either
Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancelation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

         If purchases and redemptions of shares of either Fund are arranged and settlement is made at the investor's election through a member of the NASD, other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service. The Trustees of each Fund and Scudder Investor Services, Inc., the Funds' principal underwriter, each has the right to limit the amount of purchases and to refuse to sell to any person. The Board of Trustees of each Fund and Scudder Investor Services, Inc. may suspend or terminate the offering of shares of their respective Fund at any time.

         The "Tax Identification Number" section of the application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g. from exempt investors a certification of exempt status) will be returned to the investor.

         The minimum initial purchase amount is less than $1,000 under special plan accounts.

         The Funds may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

                      (See "Exchanges and redemptions" and
              "Transaction information" in each Fund's prospectus.)

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL(TM)) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $1,000. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee as described under "Transaction information--Redeeming shares--Signature guarantees" in each Fund's prospectus.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trusts and the Transfer Agent each reserve the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Trusts employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trusts do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trusts will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine. The Trusts and the Transfer Agent each reserve the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "The Scudder Family of Funds" herein. Before making an exchange, shareholders should obtain from Scudder Investor Services, Inc. a prospectus of the Scudder fund into which the exchange is being contemplated.

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

         In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

Shareholders currently receive the right to redeem up to $50,000 to their address of record automatically, without having to elect it. Shareholders may also request to have the proceeds mailed or wired to their pre-designated bank account.

         (a) NEW INVESTORS wishing to establish telephone redemption to a pre-designated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a pre-designated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

         Telephone   redemption  is  not   available   with  respect  to  shares
represented by share certificates or shares held in certain retirement accounts.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Funds do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

         Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption by Mail or Fax

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signatures guaranteed as explained in each Fund's prospectus.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary, agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within five days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven business days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-225-5163.

Redemption by Write-a-Check

         All new investors and existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund's book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. The Funds pay the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the "Write-a-Check" procedure.

Other Information

         If a shareholder redeems all shares in the account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. Neither Fund imposes a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund or portfolio, and including exchanges and redemptions by Write-a-Check, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding (see "TAXES").

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.


         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) the SEC may by order permit such a suspension for the protection of the Trust's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.


         If transactions at any time reduce a shareholder's account balance to below $1,000 in value, the Fund involved may notify the shareholder that, unless the account balance is brought up to at least $1,000, that Fund will redeem all shares and close the account sending redemption proceeds to the shareholder. The shareholder has sixty days to bring the account balance up to $1,000 before any action will be taken by that Fund. (This policy applies to accounts of new shareholders, but does not apply to certain Special Plan Accounts.) The Trustees of Treasury Fund have the authority to change the minimum account size.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

             (See "Shareholder benefits" in each Fund's prospectus.)

The Pure No-Load(TM) Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the NASD Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.


                                Scudder                                  Load Fund with 0.75%     No-Load Fund with
         YEARS            Pure No-Load(TM)Fund     8.50% Load Fund           12b-1 Fee             0.25% 12b-1 Fee
         -----            --------------------     ---------------           ---------             ---------------
          10                   $ 25,937               $ 23,733               $ 24,222               $ 25,354

          15                    41,772                 38,222                 37,698                 40,371

          20                    67,275                 61,557                 58,672                 64,282


         Investors are encouraged to review the fee tables on page 2 of each Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Dividend and Capital Gain Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment must be given to the Transfer Agent at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. See "How to contact Scudder" in each Fund's prospectus for the address. Please include your account number with your written request.

         Reinvestment is usually made on the day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the relevant Fund.

         Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

Scudder Funds Centers

         Investors may visit any of the Centers maintained by Scudder Investor Services, Inc. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to contact Scudder" in the Funds' prospectuses.

Diversification

         Your investment represents an interest in a large, diversified portfolio of carefully selected securities. Diversification helps protect you against the risks associated with concentrating in fewer securities or in a specific market sector.

Reports to Shareholders

         Each Fund issues to their respective shareholders semiannual financial statements (audited annually by independent accountants), including a list of investments held and statements of assets and liabilities, operations, changes in net assets, and financial highlights for each Fund.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

       (See "Investment products and services" in the Fund's prospectus.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow. Initial purchases in each Scudder fund must be at least $1,000 or $500 in the case of IRAs. Subsequent purchases must be for $100 or more. Minimum investments for special plan accounts may be lower.

MONEY MARKET

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital, and consistent therewith, to maintain the liquidity of capital and to provide current income through investment in a supervised portfolio of short-term debt securities. SCIT intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and consistent therewith to provide current income through investment in a supervised portfolio of U.S. Government and U.S. Government guaranteed obligations with maturities of not more than 762 calendar days. The Fund intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

INCOME

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued in emerging markets.

         Scudder GNMA Fund seeks to provide investors with high current income from a portfolio of high-quality GNMA securities.

         Scudder Income Fund seeks to earn a high level of income consistent with the prudent investment of capital through a flexible investment program emphasizing high-grade bonds.

         Scudder International Bond Fund seeks to provide income from a portfolio of high-grade bonds denominated in foreign currencies. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Short Term Bond Fund seeks to provide a higher and more stable level of income than is normally provided by money market investments, and more price stability than investments in intermediate- and long-term bonds.

         Scudder Short Term Global Income Fund seeks to provide high current income from a portfolio of high-grade money market instruments and short-term bonds denominated in foreign currencies and the U.S. dollar.

         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with the minimization of reinvestment risks through investments primarily in zero coupon securities.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") is designed to provide investors with income exempt from regular federal income tax while seeking stability of principal. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder California Tax Free Money Fund* is designed to provide California taxpayers income exempt from California state and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder New York Tax Free Money Fund* is designed to provide New York taxpayers income exempt from New York state, New York City and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

TAX FREE

         Scudder High Yield Tax Free Fund seeks to provide high income which is exempt from regular federal income tax by investing in investment-grade municipal securities.

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Managed Municipal Bonds seeks to provide income which is exempt from regular federal income tax primarily through investments in long-term municipal securities with an emphasis on high quality.


--------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation by investing in high-grade municipal securities of intermediate maturities.

         Scudder California Tax Free Fund* seeks to provide income exempt from both California and regular federal income taxes through the professional and efficient management of a portfolio consisting of California state, municipal and local government obligations.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide as high a level of income exempt from Massachusetts personal and regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Massachusetts Tax Free Fund* seeks to provide income exempt from both Massachusetts and regular federal income taxes through the professional and efficient management of a portfolio consisting of Massachusetts state, municipal and local government obligations.

         Scudder New York Tax Free Fund* seeks to provide income exempt from New York state, New York City and regular federal income taxes through the professional and efficient management of a portfolio consisting of investments in New York state, municipal and local government obligations.

         Scudder Ohio Tax Free Fund* seeks to provide income exempt from both Ohio and regular federal income taxes through the professional and efficient management of a portfolio consisting of Ohio state, municipal and local government obligations.

         Scudder Pennsylvania Tax Free Fund* seeks to provide income exempt from both Pennsylvania and regular federal income taxes through a portfolio consisting of Pennsylvania state, municipal and local government obligations.

GROWTH AND INCOME

         Scudder Balanced Fund seeks to provide a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities.

         Scudder Growth and Income Fund seeks to provide long-term growth of capital, current income, and growth of income through a portfolio invested primarily in common stocks and convertible securities by companies which offer the prospect of growth of earnings while paying current dividends.

GROWTH

         Scudder Capital Growth Fund seeks to maximize long-term growth of capital through a broad and flexible investment program emphasizing common stocks.

         Scudder Development Fund seeks to achieve long-term growth of capital primarily through investments in marketable securities, principally common stocks, of relatively small or little-known companies which in the opinion of management have promise of expanding their size and profitability or of gaining increased market recognition for their securities, or both.

         Scudder Global Fund seeks long-term growth of capital primarily through a diversified portfolio of marketable equity securities selected on a worldwide basis. It may also invest in debt securities of U.S.
         and foreign issuers. Income is an incidental consideration.

         Scudder   Global  Small  Company  Fund  seeks   above-average   capital
         appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.


--------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder International Fund seeks long-term growth of capital through investment principally in a diversified portfolio of marketable equity securities selected primarily to permit participation in non-U.S. companies and economies with prospects for growth. It also invests in fixed-income securities of foreign governments and companies, with a view toward total investment return.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         Scudder Quality Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

         Scudder Value Fund seeks long-term growth of capital through investment in undervalued equity securities.

         The Japan Fund, Inc. seeks capital appreciation through investment in Japanese securities, primarily in common stocks of Japanese companies.


         The net asset values of most Scudder Funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder Funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; easy telephone exchanges into other Scudder funds; shares redeemable at net asset value at any time.

                              SPECIAL PLAN ACCOUNTS

         (See "Scudder tax-advantaged retirement plans," "Purchases--By
          Automatic Investment Plan" and "Exchanges and redemptions--By
             Automatic Withdrawal Plan" in each Fund's prospectus.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to the Internal Revenue Service ("IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of each Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

         Shares of either Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code (the "Code") will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of
Section 401(a) of the Code.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

         Shares of either Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

         Shares of either Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,250 for married couples if one spouse has earned income of no more than $250). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                                           Value of IRA at Age 65
                               Assuming $2,000 Deductible Annual Contribution

---------------------------- ------------------------- -------------------------- -------------------------
         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------
            25                      $253,680                   $973,704                $4,091,908
            35                       139,522                    361,887                   999,914
            45                        69,439                    126,005                   235,620
            55                        26,414                     35,062                    46,699

         This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                                        Value of a Non-IRA Account at
                                 Age 65 Assuming $1,380 Annual Contributions
                               (post tax, $2,000 pretax) and a 31% Tax Bracket

---------------------------- ------------------------- -------------------------- -------------------------
         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------
            25                      $119,318                   $287,021                  $741,431
            35                        73,094                    136,868                   267,697
            45                        40,166                     59,821                    90,764
            55                        16,709                     20,286                    24,681

Scudder 403(b) Plan

         Shares of each Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan


         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan. The investor can then receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in each Fund's prospectus. Any such requests must be received by each Fund's transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Funds or their agents on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Funds of notice of death of the shareholder.


         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Trusts and their agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Trusts each reserve the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan. In this case, the minimum initial investment is $500.

         The Trusts reserve the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

Scudder Trust Company

         Annual service fees are paid by the Funds to Scudder Trust Company, an affiliate of the Adviser, for certain retirement plan accounts and are included in the fees paid to the Transfer Agent.

                                    DIVIDENDS

      (See "Distribution and performance information--Dividends and capital gains distributions" in each Fund's prospectus.)

         The net income of each Fund is determined as of the close of regular trading on the Exchange, usually 4 p.m. eastern time on each day the Exchange is open for trading.


         All the net investment income and all net realized short-term capital gains and net realized short and long-term capital losses of SCIT so determined normally will be declared as a dividend to shareholders of record as of determination of the net asset value at 12:00 noon after the purchase and redemption of shares. Any losses may be included in the daily dividend for such number of days as is deemed appropriate in order to avoid a disproportionate impact on holders of shares of beneficial interest of the Fund on any one day on which a dividend is declared. All the net investment income and all net realized short-term capital gains of Treasury Fund so determined normally will be declared as a dividend to shareholders of record as of determination of the net asset value at twelve o'clock noon after the purchase and redemption of shares. Shares purchased as of the determination of net asset value made as of the regular close of the Exchange will not participate in that day's dividend; in such cases dividends commence on the next business day. Checks will be mailed to shareholders electing to take dividends in cash, and confirmations will be mailed to shareholders electing to invest dividends in additional shares for the month's dividends within four business days after the dividend is calculated. Dividends will be invested at the net asset value per share, normally $l.00, determined as of the close of regular trading on the Exchange on the last business day of each month.

         Dividends are declared daily on each day on which the Exchange is open for business. The dividends for a business day immediately preceding a weekend or holiday will normally include an amount equal to the net income for the subsequent days on which dividends are not declared. However, no daily dividend will include any amount of net investment income in respect of a subsequent semiannual accounting period.

         Net investment income (from the time of the immediately preceding determination thereof) consists of all interest income accrued on the portfolio assets of a Fund, less all actual and accrued expenses. Interest income included in the daily computation of net investment income is comprised of original issue discount earned on discount paper accrued to the date of maturity as well as accrued interest. Expenses of each Fund, including the management fee payable to the Adviser, are accrued each day.

         Normally, each Fund will have a positive net investment income at the time of each determination thereof. Net investment income may be negative if an unexpected liability must be accrued or a loss realized. If the net investment income of a Fund determined at any time is a negative amount, the net asset value per share will be reduced below $l.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder's account, (2) to offset each shareholder's pro rata portion of negative net investment income from the shareholder's accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. Each Fund may endeavor to restore the net asset value per share to $l.00 by not declaring dividends from net investment income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net investment income which is not declared as a dividend.

         Because the net investment income of each Fund is declared as a dividend each time the net investment income of the Fund is determined, the net asset value per share of each Fund (i.e., the fair value of the net assets of the Fund divided by the number of shares of the Fund outstanding) will remain at $l.00 per share immediately after each such determination and dividend declaration, unless (i) there are unusual or extended fluctuations in short-term interest rates or other factors, such as unfavorable changes in the creditworthiness of issuers affecting the value of securities in the Fund's portfolio, or (ii) net income is a negative amount.

         Should a Fund incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately that Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense, loss or depreciation on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid.

         Neither Fund anticipates realizing any long-term capital gains.

                             PERFORMANCE INFORMATION

           (See "Distribution and performance information--Performance information" in each Fund's prospectus.)

         From time to time, quotations of each Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Yield

         Yield is the net annualized yield based on a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield for the seven-day period ended June 30, 1995 was 5.12% for SCIT and 5.20% for Treasury Fund.

Effective Yield

         Effective yield is the net annualized yield for a specified 7 calendar days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the effective yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

            Effective yield = [(Base Period Return + 1)^(365/7)] - 1.

         The effective yield for the seven-day period ended June 30, 1995 was 5.25% for SCIT and 5.34% for Treasury Fund.

         Quotations of each Fund's performance are based on historical earnings and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of each Fund's expenses.

Average Annual Total Return


         Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares, if any, and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                              T = (ERV/P)^(1/n) - 1
         Where:

                  P        =        a hypothetical initial investment of $1,000
                  T        =        Average Annual Total Return
                  n        =        number of years
                  ERV      =        ending redeemable value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

           Average Annual Total Return for periods ended June 30, 1995

                              One         Five         Ten
                              Year        Years        Years
                              ----        -----        -----
          SCIT                4.90%       4.45%        5.84%
          Treasury Fund*      4.70%       4.26%        5.41%

         * If the Adviser had not absorbed a portion of Fund expenses and had imposed a full management fee, the average annual total return for the one year, five year and ten year periods ended June 30, 1995, would have been lower.

Cumulative Total Return

         Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                  C = (ERV/P)-1
         Where:

                  C        =        Cumulative Total Return
                  P        =        a hypothetical initial investment of $1,000
                  ERV      =        ending redeemable value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

             Cumulative Total Return for periods ended June 30, 1995

                              One         Five         Ten
                              Year        Years        Years
                              ----        -----        -----
          SCIT                4.90%       24.33%       76.43%
          Treasury Fund*      4.70%       23.22%       69.32%

         * If the Adviser had not absorbed a portion of Fund expenses and had imposed a full management fee, the cumulative total return for the one year, five year and ten year periods ended June 30, 1995, would have been lower.

Total Return

         Total return is the rate of return on an investment for a specified period of time calculated in the manner as cumulative total return.

         Quotations of the Funds' performance are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Average annual total return, cumulative total return and yield for a Fund will vary based on changes in market conditions and the level of each Fund's expenses. An investor's shares when redeemed may be worth more or less than their original cost.

         Investors should be aware that the principal of each Fund is not insured.

Comparison of Fund Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

         From time to time, in marketing and other Fund literature, (Trustees)(Directors) and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC/Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.


Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.


Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                            ORGANIZATION OF THE FUNDS

              (See "Fund organization" in each Fund's prospectus.)

         Scudder Cash Investment Trust is a Massachusetts business trust established under a Declaration of Trust dated December 12, 1975. Treasury Fund is a Massachusetts business trust established under a Declaration of Trust dated April 4, 1980. On February 12, 1991, the Board of Trustees of Treasury Fund approved the change in name from Scudder Government Money Fund to Scudder U.S. Treasury Money Fund. Each Fund's authorized capital consists of an unlimited number of shares of beneficial interest, par value $.01 per share, all of which are one class and have equal rights as to voting, dividends and liquidation. Shareholders have one vote for each share held. All shares issued and outstanding will be fully paid and non-assessable by the Funds, and redeemable as described in this combined Statement of Additional Information and in each Fund's prospectus. The Trustees of both Funds have the authority to issue more than one series of shares, but have no present intention to do so.

         The Trustees of Treasury Fund, in their discretion, may authorize the division of shares of the Fund (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes, nor of changing the method of distribution of shares of Treasury Fund.

         Each Fund has a Declaration of Trust which provides that obligations of the Fund involved are not binding upon the Trustees individually but only upon the property of that Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund involved will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund involved except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund involved. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                               INVESTMENT ADVISER

    (See "Fund organization--Investment adviser" in each Fund's prospectus.)

         Scudder, Stevens & Clark, Inc., an investment counsel firm, acts as investment adviser to the Funds. This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. In 1953, the Adviser introduced Scudder International Fund, Inc., the first mutual fund registered with the SEC in the United States investing internationally in several foreign countries. The firm reorganized from a partnership to a corporation on June 28, 1985.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $11 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust and AARP Cash Investment Funds.



         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Adviser with respect to the Fund are based primarily on the analyses of its own research department.

         Certain investments may be appropriate for both SCIT and Treasury Fund as well as other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Funds. Purchase and sales orders for each Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Funds.

Scudder Cash Investment Trust

         The Investment Advisory Agreement between SCIT and the Adviser (the "Agreement"), dated November 12, 1985, will remain in effect until September 30, 1996 and will continue in effect from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or "interested persons" of the Adviser or SCIT cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of SCIT. The Agreement was last approved by the Trustees (including a majority of the Trustees who are not such "interested persons") on August 8, 1995 and by the shareholders of the Fund on November 3, 1987. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         Under the Agreement, the Adviser regularly provides SCIT with investment research, advice and supervision and furnishes continuously an investment program consistent with SCIT's investment objectives and policies and determines what securities shall be purchased for SCIT, what securities shall be held or sold by SCIT, and what portion of SCIT's assets shall be held uninvested, subject always to the provisions of SCIT's Declaration of Trust and By-Laws, and of the 1940 Act and to SCIT's investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees of SCIT may from time to time establish. The Adviser also advises and assists the officers of SCIT in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of SCIT.

         The Adviser pays the compensation and expenses of all affiliated Trustees and executive employees of SCIT and makes available, without expense to the Fund, the services of such Trustees, officers and employees as may duly be elected Trustees, officers or employees of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and pays the Fund's office rent and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. For these services SCIT pays a monthly fee at an annual rate of
0.50 of 1% of the first $250  million of the Fund's  average  daily net  assets,
0.45 of 1% on the next $250 million of such net assets, 0.40 of 1% of the next $500 million of such net assets and 0.35 of 1% on such net assets in excess of $1 billion.

         For the fiscal years ended June 30, 1993, 1994 and 1995 the investment advisory fee was $5,404,781, $5,150,393 and $6,372,462, respectively.

         Under the Agreement, SCIT is responsible for all its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares of beneficial interest; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Adviser; and the cost of preparing and distributing reports and notices to shareholders. SCIT may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of shares of the Fund. (See "DISTRIBUTOR" for expenses paid by Scudder Investor Services, Inc.) SCIT is also responsible for its expenses incurred in connection with litigation, proceeding and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

Scudder U.S. Treasury Money Fund

         The  Investment  Management  Agreement  between  Treasury  Fund and the
Adviser (the "Agreement") was last approved by the Trustees on August 8, 1995 and by the shareholders on November 13, 1990. The Agreement is dated November 14, 1990 and will continue in effect until September 30, 1996 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by vote of a majority of the Trustees or of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         Under the Agreement, the Adviser regularly provides Treasury Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Fund's Declaration of Trust and By-Laws, of the 1940 Act and the Code and to the Fund's investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Trustees of the Fund may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

         Under the Agreement, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for Treasury Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

         The  Adviser  pays  the  compensation  and  expenses  of all  Trustees, officers and executive employees of Treasury Fund (except those of attending Board and committee meetings outside New York, New York or Boston, Massachusetts) who are affiliated persons of the Adviser and makes available, without expense to Treasury Fund, the services of the directors, officers and employees of the Adviser as may duly be elected officers of Treasury Fund, subject to their individual consent to serve and to any limitations imposed by law and provides the Fund's office space and facilities.

         For these services, Treasury Fund pays the Adviser a fee equal to 0.50 of 1% of the Fund's average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the fiscal years ended June 30, 1993, 1994 and 1995 the investment advisory fee imposed was $971,439, $793,617 and $939,421, respectively and the fees not imposed amounted to $636,153, $813,560 and $967,383, respectively.


         The Adviser has agreed until October 31, 1996, not to impose all or a portion of its investment management fee and take other action, to the extent necessary, to maintain the annualized expenses of Treasury Fund at not more than 0.65% of average daily net assets. The Adviser retains the ability to be repaid by the Treasury Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease the Treasury Fund's expenses and improve its performance.

         Under the Agreement, Treasury Fund is responsible for all its other expenses, including fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payments for portfolio pricing services to a pricing agent, if any; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses, including expenses of issuance, sale, redemption or repurchase of shares of beneficial interest; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Treasury Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of shares of the Fund. (See "DISTRIBUTOR" for expenses paid by Scudder Investor Services, Inc.) Treasury Fund is also responsible for expenses of shareholder meetings and expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

SCIT and Treasury Fund

         The Agreements require the Adviser to reimburse a Fund up to, but not exceeding, the management fee or annual expenses of a Fund which exceed the lowest expense limitation prescribed by any state in which a Fund's shares are offered for sale. The management of both Funds have been advised that, while most states have eliminated expense limitations, the lowest such limitation is currently 2 1/2% of such net assets up to $30 million, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of that amount. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitations, and other expenses may be excluded from time to time. The expense ratios for SCIT for the fiscal years ended June 30, 1993, 1994 and 1995 were 0.78%, 0.82% and 0.78%, respectively.
The ratios of expenses to annual investment income for SCIT for the same years were 22.28%, 22.82% and 13.89%, respectively. The expense ratios for Treasury Fund for the fiscal years ended June 30, 1993, 1994 and 1995 were 0.65%, 0.65% and 0.65%, respectively. The ratios of expenses to annual investment income for the same periods were 19.45%, 19.13% and 12.36%, respectively. If reimbursement is required, it will be made as promptly as practicable after the end of a Fund's fiscal year. However, no fee payment will be made to the Adviser during any fiscal year which will cause year-to-date expenses to exceed the cumulative pro rata expense limitation at the time of such payment.

         Each Agreement also provides a Fund may use any name derived from the name "Scudder, Stevens & Clark" only as long as the Agreement or any extension, renewal or amendment thereof remains in effect.

         In reviewing the terms of the Agreements and in discussions with the Adviser concerning the Agreements, Trustees of each Fund who are not "interested persons" of the Fund or the Adviser are represented by independent counsel at that Fund's expense. Dechert Price & Rhoads acts as general counsel for each Fund.

         Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

         None of the Trustees or officers of a Fund may have dealings with that Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

Personal Investments by Employees of the Adviser

     Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                                 TRUSTEES AND OFFICERS

Scudder Cash Investment Trust
                                                         Principal Occupation**       Position with Underwriter,
Name and Address                 Position with Fund      and Affiliations             Scudder Investor Services, Inc.
----------------                 ------------------      ---------------------        -------------------------------
David S. Lee*#@                  President and Trustee   Managing Director of         President, Assistant Treasurer
                                                         Scudder, Stevens & Clark,    and Director
                                                         Inc.

Henry P. Becton, Jr.#            Trustee                 President and General            --
WGBH                                                     Manager, WGBH Educational
125 Western Avenue                                       Foundation
Allston, MA  02134

Dawn-Marie Driscoll              Trustee                 Attorney and Corporate           --
5760 Flamingo Drive                                      Director; former Partner,
Cape Coral, FL  33904                                    Palmer & Dodge (law firm)
                                                         from 1988-1990

Cuyler W. Findlay*#+             Vice President and      Managing Director of         Senior Vice President and
                                 Trustee                 Scudder, Stevens & Clark,    Director
                                                         Inc.

Peter B. Freeman                 Trustee                 Corporate Director and           --
100 Alumni Avenue                                        Trustee
Providence, RI  02906

Dudley H. Ladd*@                 Vice President and      Managing Director of         Senior Vice President and
                                 Trustee                 Scudder, Stevens & Clark,    Director
                                                         Inc.

George M. Lovejoy, Jr.#          Trustee                 President and Director,          --
160 Federal Street                                       Fifty Associates
Boston, MA  02110

Stephen L. Akers++               Vice President          Managing Director of             --
                                                         Scudder, Stevens & Clark,
                                                         Inc.

Jerard K. Hartman+               Vice President          Managing Director of             --
                                                         Scudder, Stevens & Clark,
                                                         Inc.

Thomas W. Joseph@                Vice President          Principal of Scudder,        Vice President, Director,
                                                         Stevens & Clark, Inc.        Treasurer & Assistant Clerk

                                                          33

                                                         Principal Occupation**       Position with Underwriter,
Name and Address                 Position with Fund      and Affiliations             Scudder Investor Services, Inc.
----------------                 ------------------      ---------------------        -------------------------------
Robert T. Neff+                  Vice President          Managing Director of             --
                                                         Scudder, Stevens & Clark,
                                                         Inc.



Thomas F. McDonough@             Vice President and      Principal of Scudder,        Clerk
                                 Secretary               Stevens & Clark, Inc.

Pamela A. McGrath@               Vice President and      Principal of Scudder,            --
                                 Treasurer               Stevens & Clark, Inc.

Edward J. O'Connell+             Vice President and      Principal of Scudder,        Assistant Treasurer
                                 Assistant Treasurer     Stevens and Clark, Inc.

Coleen Downs Dinneen@            Assistant Secretary     Vice President of Scudder,   Assistant Clerk
                                                         Stevens & Clark, Inc.

*        Messrs.  Findlay,  Ladd and Lee are considered by the Fund and its counsel to be Trustees who are "interested persons" of the Adviser of the Fund, within the meaning of the 1940 Act, as amended.
**       Unless otherwise stated,  all officers and Trustees have been associated with their respective  companies for more than five years, but not necessarily in the same capacity.
#        Messrs.  Becton,  Findlay,  Lee and Lovejoy are members of the  Executive  Committee,  which has the power to declare  dividends from ordinary income and distributions of realized capital gains to the same extent as the
         Board is so empowered.
@        Address:  Two International Place, Boston, Massachusetts  02110
+        Address:  345 Park Avenue, New York, New York  10154
++       Address:  333 South Hope Street, 37th floor, Los Angeles, CA  90071

         As of September 30, 1995, all Trustees and officers of SCIT as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the shares of the Fund outstanding on such date.

         To the best of SCIT's knowledge, no person owned beneficially more than 5% of SCIT's outstanding shares.

         The Trustees and officers of the Fund also serve in similar capacities with other Scudder Funds.

Scudder U.S. Treasury Money Fund
                                                         Principal Occupation**       Position with Underwriter,
Name and Address                 Position with Fund      and Affiliations             Scudder Investor Services, Inc.
----------------                 ------------------      ---------------------        -------------------------------
David S. Lee*#@                  President and Trustee   Managing Director of         President, Assistant Treasurer
                                                         Scudder, Stevens & Clark,    and Director
                                                         Inc.

E. Michael Brown*@               Trustee                 Managing Director of         Assistant Treasurer
                                                         Scudder, Stevens & Clark,
                                                         Inc.

Dawn-Marie Driscoll#             Trustee                 Attorney and Corporate           --
5760 Flamingo Drive                                      Director; former Partner,
Cape Coral, FL  33904                                    Palmer & Dodge (law firm)
                                 from 1988-1990

                                                          34

                                                         Principal Occupation**       Position with Underwriter,
Name and Address                 Position with Fund      and Affiliations             Scudder Investor Services, Inc.
----------------                 ------------------      ---------------------        -------------------------------
George M. Lovejoy, Jr.#          Trustee                 President and Director,          --
160 Federal Street                                       Fifty Associates
Boston, MA 02110

Jean C. Tempel                   Trustee                 General Partner, TL             --
Ten Post Office Square                                   Ventures, 1994; President
Suite 1325                                               and COO, Safeguard
Boston, MA 02109-4603                                    Scientifics, Inc.,
                                                         1992-1993; Executive Vice
                                                         President and COO, The
                                                         Boston Company, 1985-1990

Stephen L. Akers++               Vice President          Managing Director of             --
                                                         Scudder, Stevens & Clark,
                                                         Inc.

Cuyler W. Findlay+               Vice President          Managing Director of         Senior Vice President and
                                                         Scudder, Stevens & Clark,    Director
                                                         Inc.

Jerard K. Hartman+               Vice President          Managing Director of             --
                                                         Scudder, Stevens & Clark,
                                                         Inc.

Thomas W. Joseph@                Vice President          Principal of Scudder,        Vice President, Director,
                                                         Stevens & Clark, Inc.        Treasurer & Assistant Clerk

Dudley H. Ladd@                  Vice President          Managing Director of         Senior Vice President and
                                                         Scudder, Stevens & Clark,    Director
                                                         Inc.

Robert T. Neff+                  Vice President          Managing Director of             --
                                                         Scudder, Stevens & Clark,
                                                         Inc.



Thomas F. McDonough@             Vice President and      Principal of Scudder,        Clerk
                                 Secretary               Stevens & Clark, Inc.

Pamela A. McGrath@               Vice President and      Principal of Scudder,            --
                                 Treasurer               Stevens & Clark, Inc.

Edward J. O'Connell+             Vice President and      Principal of Scudder,        Assistant Treasurer
                                 Assistant Treasurer     Stevens & Clark, Inc.
Coleen Downs Dinneen@            Assistant Secretary     Vice President of Scudder,   Assistant Clerk
                                                         Stevens & Clark, Inc.


*        Messrs.  Brown and Lee are considered by the Fund and its counsel to be Trustees who are "interested persons"
         of the Adviser of the Fund, within the meaning of the 1940 Act.
**       Unless otherwise stated,  all officers and Trustees have been associated with their respective  companies for more than five years but not necessarily in the same capacity.


                                                          35

#        Messrs.  Lee and Lovejoy and Ms.  Driscoll  are members of the  Executive  Committee,  which has the power to declare  dividends from ordinary income and distributions of realized capital gains to the same extent as the
         Board is so empowered.
@        Address:  Two International Place, Boston, Massachusetts  02110
+        Address:  345 Park Avenue, New York, New York  10154
++       Address:  333 South Hope Street, 37th floor, Los Angeles, CA  90071

         As of September 30, 1995, all Trustees and officers of the Treasury Fund as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the shares of the Fund outstanding on such date.

         To the best of Treasury Fund's knowledge, no person owned beneficially more than 5% of the Fund's outstanding shares except as stated above.

         The Trustees and officers of Treasury Fund also serve in similar capacities with other Scudder Funds.

                                  REMUNERATION

         Several of the officers and Trustees of each Fund may also be officers or employees of the Adviser, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Service Corporation or Scudder Trust Company from whom they receive compensation, as a result of which they may be deemed to participate in fees paid by each Fund. The Funds pay no direct remuneration to any officer of a Fund. However, each Trustee of the Funds who is not affiliated with the Adviser will be paid by the Fund. Each of these unaffiliated Trustees receives an annual Trustee's fee of $4,000 and a fee of $300 for each Trustees' meeting, audit committee meeting or meeting held for the purpose of considering arrangements between a Fund and the Adviser or any of its affiliates. Each unaffiliated Trustee also receives $100 per committee meeting attended, other than those set forth above. For the fiscal year ended June 30, 1995, such fees, including expenses, totaled $38,232 for SCIT and $27,872 for Treasury Fund.

The following Compensation Table provides, in tabular form, the following data:

Column (1): All Trustees who receive  compensation  from the Funds.
Column (2): Aggregate compensation received by a Trustee from the Funds.
Columns (3) and (4): Pension or retirement benefits accrued or proposed be paid by the Fund Complex. Scudder Cash Investment Trust and Scudder U.S. Treasury Money Fund do not pay its Trustees such benefits.
Column (5): Total compensation received by a Trustee from the Funds, plus compensation received from all funds managed by Scudder for which a Trustee serves. The total number of funds from which a Trustee receives such compensation is also provided in Column (5). Generally, compensation received by a Trustee for serving on the Board of a closed-end fund is greater than the compensation received by a Trustee for serving on the Board of an open-end fund.

                                                      Compensation Table
                                             for the year ended December 31, 1994
========================= ============================== ==================== ===================== =========================
          (1)                          (2)                       (3)                  (4)                     (5)
                           Aggregate Compensation from
                                                                                                    Total Compensation From
                                                             Pension or                                   Scudder Cash
                               (a)            (b)            Retirement                               Investment Trust and
                          Scudder Cash    Scudder U.S.    Benefits Accrued      Estimated Annual     Scudder U.S. Treasury
Name of Person, Position   Investment       Treasury       As Part of Fund       Benefits Upon        Money Fund and Fund
                              Trust        Money Fund     Complex Expenses         Retirement       Complex Paid to Trustee
========================= ============== =============== ==================== ===================== =========================
Henry P. Becton, Jr.,        $9,300           --                  N/A                  N/A                  $90,597
Trustee                                                                                                    (15 funds)

Amey A. DeFriez,*              --            $8,424               N/A                  N/A                  $84,125
Trustee                                                                                                    (15 funds)

Dawn-Marie Driscoll,         $9,300          $9,300               N/A                  N/A                  $99,193
Trustee                                                                                                    (16 funds)

Peter B. Freeman,            $9,300           --                  N/A                  N/A                  $146,243
Trustee                                                                                                    (31 funds)

George M. Lovejoy, Jr.,      $9,300          $9,300               N/A                  N/A                  $117,450
Trustee                                                                                                    (12 funds)

Jean C. Tempel,**              --             $876                N/A                  N/A                  $15,968
Trustee                                                                                                    (15 funds)

*     For 1994,  Amey A. DeFriez  served as Trustee for Treasury  Fund from January to her  retirement  on November 8, 1994.
**    Jean C. Tempel replaced Amey A. DeFriez as Trustee for Treasury Fund on November 8, 1994.

                                   DISTRIBUTOR

         Both Funds have an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a wholly-owned subsidiary of the Adviser, a Delaware corporation.

         As agent, the Distributor currently offers shares of both Funds on a continual basis to investors in all states in which the Funds may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accept orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of either Fund.

Scudder Cash Investment Trust

         SCIT's underwriting agreement dated July 20, 1976 will remain in effect until September 30, 1996 and from year to year only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or "interested persons" of any such party and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund. SCIT has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state "blue-sky" laws and to assume the cost of preparation of prospectuses and other expenses. The Distributor pays all expenses of printing prospectuses used in offering shares (other than prospectuses used by SCIT for transmission to shareholders, for which the Fund pays printing expenses), expenses, other than filing fees, of qualification of SCIT's shares in various states, including registering SCIT as a dealer, and all other expenses in connection with the offer and sale of shares which are not specifically allocated to the Funds. The underwriting agreement was last approved by the Trustees August 8, 1995.

Scudder U.S. Treasury Money Fund

         Treasury Fund's underwriting agreement dated September 10, 1985 will remain in effect until September 30, 1996 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or "interested persons" of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of Treasury Fund. The underwriting agreement was last approved by the Trustees on August 8, 1995.

         Under the principal underwriting agreement, Treasury Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering Treasury Fund as a broker or dealer; the fees and expenses of preparing, printing and mailing prospectuses, notices, proxy statements, reports or other communications (including newsletters) to shareholders of Treasury Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issuance taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of customer service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both Treasury Fund and the Distributor. Although Treasury Fund does not currently have a 12b-1 Plan and shareholder approval would be required in order to adopt one, Treasury Fund will also pay those fees and expenses permitted to be paid or assumed by Treasury Fund pursuant to a 12b-1 Plan, if any, adopted by Treasury Fund, notwithstanding any other provision to the contrary in the underwriting agreement and Treasury Fund or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of Treasury Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of customer service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

                                      TAXES


                (See "Transaction information--Tax identification
        number" and "Distribution and performance information--Dividends and capital gains distributions" in each Fund's prospectus.)


         Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute and has qualified as such since its inception. Each Fund intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. Each Fund intends to distribute, at least annually, all of its investment company taxable income and net realized capital gains.

         The Funds are subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year (although investment companies with taxable years ending on November 30 or December 31 may make an irrevocable election to measure the required capital gain distribution using their actual taxable year), and all ordinary income and capital gains for prior years that were not previously distributed.

         Investment company taxable income generally includes interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Funds.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Since no portion of the Funds' income is comprised of dividends from domestic corporations, none of the income distributions of the Funds is eligible for the deduction for dividends received by corporations.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund involved have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month are deemed to have been received by shareholders on December 31 if paid in January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though a Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Funds which must be distributed to shareholders in order to maintain the qualification of the Funds as regulated investment companies and to avoid federal income tax at the level of the Funds. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.

         A qualifying individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year only if (i) neither the individual nor a spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and a spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,250 to IRAs for an individual and a nonearning spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         The Funds will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains (and proceeds from the redemption or exchange of the shares of a regulated investment company if the funds fail to maintain a constant $1.00 NAV per share) may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds' shares. Under the laws of certain states, distributions of investment company taxable income are taxable to shareholders as dividends, even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if received directly by such shareholders, would be exempt from state income tax.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

         Each Fund is organized as a Massachusetts business trust and, provided that it qualifies as a regulated investment company for federal income tax purposes, is not liable for any income or franchise tax in the Commonwealth of Massachusetts.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by the shareholder, where such amounts are treated as income from U.S. sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this combined Statement of Additional Information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

         To the maximum extent feasible, the Adviser places orders for portfolio transactions for the Funds through the Distributor, which in turn places orders on behalf of the Funds with other brokers and dealers. The Distributor will receive no commissions, fees or other remuneration for this service. Allocation of brokerage is supervised by the Adviser.

         A Fund's purchases and sales of portfolio securities are generally placed by the Adviser with the issuer or a primary market maker for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities but only if a Fund would obtain the most favorable net results, including such fee, on a particular transaction. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. To date, no brokerage commissions have been paid.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Funds' portfolios is to obtain the most favorable net results taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Funds to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to the custodian of the Funds for appraisal purposes, or who supply research, market and statistical information to the Adviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities; and the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for the Funds to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research, market or statistical information. The Adviser will not place orders with brokers or dealers on the basis that a broker or dealer has or has not sold shares of the Funds. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to the Adviser, it is the opinion of the management of the Funds that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is used by the Adviser in connection with the Funds. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Funds.

         The Trustees of each Fund review from time to time whether the recapture for the benefit of each Fund of some portion of the brokerage commissions or similar fees paid by each Fund on portfolio transactions is legally permissible and advisable. To date, no such recapture has been effected.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is computed twice daily as of twelve o'clock noon and the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day when the Exchange is open for trading. The Exchange is normally closed on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value is determined by dividing the total assets of a Fund, less all of its liabilities, by the total number of shares of that Fund outstanding. The Funds use the penny-rounding method of security valuation as permitted under Rule 2a-7 under the 1940 Act. Under this method, portfolio securities for which market quotations are readily available and which have remaining maturities of more than 60 days from the date of valuation are valued at the mean between the over-the-counter bid and asked prices. Securities which have remaining maturities of 60 days or less are valued by the amortized cost method; if acquired with remaining maturities of 61 days or more, the cost thereof for purposes of valuation is deemed to be the value on the 61st day prior to maturity. Other securities are appraised at fair value as determined in good faith by or on behalf of the Trustees of each Fund. For example, securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued on the basis of market quotations for securities of comparable maturity, quality and type. Determinations of net asset value per share for each Fund made other than as of the close of the Exchange may employ adjustments for changes in interest rates and other market factors.

                             ADDITIONAL INFORMATION

Experts

         The financial highlights of each Fund included in each Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, and given on the authority of that firm as experts in accounting and auditing.

Shareholder Indemnification

         The Funds are organizations of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of that trust. The Declarations of Trust of each Fund contain an express disclaimer of shareholder liability in connection with the Funds' property or the acts, obligations or affairs of the Funds. The Declarations of Trust also provide for indemnification out of the Funds' property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Other Information

         Both Funds have a fiscal year ending on June 30.

         Portfolio securities of each Fund are held separately, pursuant to separate custodian agreements, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101 as custodian.

         The CUSIP number of Scudder Cash Investment Trust is 811118-10-8.

         The CUSIP number of Scudder U.S. Treasury Money Fund is 81123P-10-6.

         "Scudder Cash Investment Trust" is the designation of the Trustees for the time being under a Declaration of Trust dated December 12, 1975, and the name "Scudder U.S. Treasury Money Fund" is the designation of the Trustees for the time being under a Declaration of Trust dated April 4, 1980, each as amended from time to time, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by a Fund's Declaration of Trust, as amended from time to time. No series is liable for the obligations of any other series. The Declaration of Trust of each Fund is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

         Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02110-4103, a wholly-owned subsidiary of the Adviser, computes the Funds' net asset value. Each Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.02% of the first $150 million of average daily net assets, 0.006% of such assets in excess of $150 million, 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

         Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a wholly-owned subsidiary of the Adviser, is the transfer and dividend disbursing agent for both funds. Service Corporation also serves as shareholder service agent for the Funds and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The Funds each pay Service Corporation an annual fee of $28.90 for each account maintained for a participant. For the fiscal year ended June 30, 1995, Service Corporation charged SCIT aggregate fees of $4,218,266 and charged Treasury Fund aggregate fees of $988,611.

         This Statement of Additional Information contains the information of both Scudder Cash Investment Trust and Scudder U.S. Treasury Money Fund. Each Fund, through its individual prospectus, offers only its own shares, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

         Each Fund's prospectus and this combined Statement of Additional Information omit certain information contained in the Registration Statements which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statements for further information with respect to the Funds and the securities offered hereby. These Registration Statements are available for inspection by the public at the offices of the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

Scudder Cash Investment Trust

         The financial statements, including the investment portfolio, of Scudder Cash Investment Trust, together with the Report of Independent
Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto on pages 7 through 17, inclusive, in the Annual Report to the Shareholders of the Fund dated June 30, 1995, and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder U.S. Treasury Money Fund

         The  financial  statements,  including  the  investment  portfolio,  of
Scudder U.S. Treasury Money Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto on pages 7 through 16, inclusive, in the Annual Report to the Shareholders of the Fund dated June 30, 1995, and are hereby deemed to be a part of this combined Statement of Additional Information.

                                    APPENDIX

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS
                     ---------------------------------------


Ratings of Municipal Obligations

         The six highest ratings of Moody's for municipal bonds are Aaa, Aa, A, Baa, Ba and B. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-quality bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Securities rated Baa are considered medium grade, with factors giving security to principal and interest adequate at present but may be unreliable over any period of time. Such bonds have speculative elements as well as investment-grade characteristics. Securities rated Ba or below by Moody's are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

         Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2 are of high quality, with margins of protection ample although not as large as in the preceding group.

         The six highest ratings of S&P for municipal bonds are AAA (Prime), AA (High-grade), A (Good-grade), BBB (Investment-grade) and BB and B (Below investment-grade). Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB have an adequate capacity to pay principal and interest. Adverse economic conditions or changing circumstances are likely to lead to a weakened capacity to pay interest and repay principal for bonds of this category than for bonds of higher rated categories. Securities rated BB or below by S&P are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

         S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

         The six highest ratings of Fitch for municipal bonds are AAA, AA, A, BBB, BB and B. Bonds rated AAA are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'f-1+.' Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with greater ratings. Securities rated BB or below by Fitch are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

Commercial Paper Ratings

         Commercial paper rated A-1 or better by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         The rating F-1+ is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1+.

         Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within the above categories.

Shares of Scudder Cash Investment Trust are not insured or guaranteed by the U.S. Government. The Fund seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Cash
Investment
Trust

Annual Report
June 30, 1995

o A money market fund for investors seeking stability and liquidity of capital and current income.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER CASH INVESTMENT TRUST
--------------------------------------------------------------------------------

                  TABLE OF CONTENTS

   3    Letter from the Fund's President

   4    Portfolio Management Discussion
        Your Fund's portfolio management team reviews the period's investing strategies, financial markets, and economic conditions

   7    Investment Portfolio
        Itemized list of your Fund's portfolio holdings

   10   Financial Statements

   13   Financial Highlights

   14   Notes to Financial Statements

   17   Report of Independent Accountants

   21   Officers and Trustees

   22   Investment Products and Services

   23   How to Contact Scudder

                                                LETTER FROM THE FUND'S PRESIDENT
--------------------------------------------------------------------------------
Dear Shareholders,

         After a difficult 1994, stock and bond prices improved dramatically in 1995 as concerns about inflationary economic growth all but disappeared. In spite of this strong overall market performance, money funds consistently attracted assets during the past six months as investors, uncertain about the economic outlook, sought a safe place for their short-term investments. The total assets of all money funds rose to approximately $697 billion from approximately $585 billion on June 30, 1994 -- an increase of more than 19% according to Money Fund Report, a service of IBC Financial Publishing.

         During the second half of 1994 and into early 1995, money market investors benefited from higher interest rates. Although longer-term interest rates declined through the first half of 1995, short-term rates remained essentially flat, affording money market investors relatively attractive levels of income. Not until July did the Federal Reserve, responding to evidence of slowing economic growth, lower short-term interest rates. If inflation and economic growth remain subdued, the possibility exists for further short-term rate cuts in the months ahead. Declining rates, while a welcome change for many businesses and consumers, are likely to translate into lower yields for money fund investors. On the other hand, money funds continue to offer rates that are generally more attractive than those available from bank savings accounts and certificates of deposit, although mutual funds are not insured or guaranteed by the U.S. government.

         In times like these it is important to remember that while their yields will fluctuate, money funds are designed to provide a relatively safe place for your short-term investment needs. Scudder Cash Investment Trust seeks to maintain a constant $1.00 share price, although there can be no assurance that this will be the case. Please call a Scudder Investor Relations representative at 1-800-225-2470 if you have any questions about your Fund. Thank you for choosing Scudder Cash Investment Trust to help meet your investment needs.

                                                   Sincerely,
                                                   /s/David S. Lee
                                                   David S. Lee
                                                   President,
                                                   Scudder Cash Investment Trust
                                       3

SCUDDER CASH INVESTMENT TRUST
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     We are pleased to report that Scudder Cash Investment Trust provided investors with a stable $1.00 share price and a competitive 4.90% return during its fiscal year ended June 30, 1995. In addition, the Fund posted an attractive 5.12% 7-day net annualized yield at the end of the period. Higher interest rates in the first nine months of the fiscal year boosted your Fund's yield during that time and enhanced total returns for the entire fiscal year. While money market funds generally offer higher yields than insured bank savings accounts, it is important to keep in mind that the Fund's yield will continue to fluctuate with prevailing interest rates.

                       The Changing Investment Environment

     During the second half of 1994 and into early 1995, money market investors benefited from higher interest rates, while bonds and stocks generally reacted negatively to the rising interest-rate environment. But long-term interest rates have declined so far in 1995, as indications of a slowing economy reassured investors that inflation was under control. Shortly after the close of the Fund's fiscal year, the Federal Reserve reduced short-term interest rates by 1/4 of a percentage point, providing further evidence that inflation is not currently viewed as a threat.

(LINE CHART TITLE)
                            Short-Term Interest Rates
                        Compared With Your Fund's Yield*

(LINE CHART DATA)
                                YIELD
 -----------------------------------------------------------------
          3-Month Treasury Bill    Scudder Cash Investment Trust
 -----------------------------------------------------------------
 3/31/93             2.89%                2.55%
 -----------------------------------------------------------------
 6/30/93             3.03                 2.47
 -----------------------------------------------------------------
 9/30/93             2.92                 2.48
 -----------------------------------------------------------------
 12/31/93            3.01                 2.60
 -----------------------------------------------------------------
 3/31/94             3.48                 3.00
 -----------------------------------------------------------------
 6/30/94             4.15                 3.57
 -----------------------------------------------------------------
 9/30/94             4.67                 4.22
 -----------------------------------------------------------------
 12/31/94            5.53                 5.18
 -----------------------------------------------------------------
 3/31/95             5.70                 5.27
 -----------------------------------------------------------------
 6/30/95             5.44                 5.12
 -----------------------------------------------------------------

* 7-Day net annualized yield

(CALLOUT NEXT TO CHART)

The fluctuation in Scudder Cash Investment Trust's 7-day net annualized yield closely tracks that of short term interest rates, as can be seen in this comparison of the Fund's yield to 3-month Treasury bill yields during the past three years.

                  Longer Maturities Provide Insurance
                         Against Rate Declines

         Given this year's declining interest-rate environment, Scudder Cash Investment Trust has been extending its maturities to capture higher yields. The average maturity of the Fund's securities cannot exceed 90 days. However, in order to maintain the Fund's high (AAAm) quality rating by Standard & Poor's, an independent rating service, we generally restrict the Fund's average maturity to 60 days or less. Your Fund's average maturity was 50 days at the close of the fiscal period, in contrast with 30 days six months earlier. Additional interest rate declines will be the impetus for further lengthening the Fund's average maturity so that the Fund may continue to provide competitive yields.

                          Investment Breakdown

         The Fund's emphasis on quality money market investments, which is in keeping with its objective of principal stability, enabled Scudder Cash Investment Trust to maintain its highest-quality rating from Standard & Poor's. Corporate commercial paper remained a significant portion of the portfolio throughout the fiscal year. These securities, which provide companies with short-term funds at a lower rate than loans offered by banks, continue to offer attractive yields. At the end of the period, commercial paper made up approximately 46% of the Fund's portfolio.

         During the fiscal year, we reduced the Fund's exposure to floating rate notes (FRNs), whose interest rates are generally reset on a weekly basis. Since interest rates of FRNs "float" above a particular index, these securities typically offer higher yields than three-month Treasury bills and some commercial paper. While Scudder Cash Investment Trust invests only in a very low-risk form of floating rate note, their adjustable characteristics have made these securities less desirable during recent months, when rates were generally declining. We intend to continue to decrease the Fund's exposure to FRNs in the current environment of declining interest rates, but may look to them for future yield advantages should the interest rate trend reverse course.

                                  Looking Ahead

     If the economy continues to slow and inflation remains under control, we intend to favor money market securities at the long end of the spectrum to help "lock in" attractive yields. Our focus will remain on quality as we select investments to maintain Scudder Cash Investment Trust's stable share price and competitive yield. Scudder Cash Investment Trust continues to offer a relatively safe place for your short-term investment needs and can play an important stabilizing role in a well-balanced portfolio of stocks, bonds, and short-term investments.

     Please call Scudder Investor Relations at 1-800-225-2470 if you have any questions about your Fund.

                         Sincerely,
                         Your Portfolio Management Team

                         /s/Robert T. Neff                  /s/Stephen L. Akers
                         Robert T. Neff                     Stephen L. Akers

                         /s/Nicca B. Alcantara
                         Nicca B. Alcantara

(SIDEBAR)
                         Scudder Cash Investment Trust:
                          A Team Approach to Investing

     Scudder Cash Investment Trust is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Robert T. Neff has had responsibility for the Fund's day-to-day management since its inception. Bob, who joined Scudder in 1972, has more than 20 years of experience managing short-term fixed-income assets and is also Lead Portfolio Manager for Scudder U.S. Treasury Money Fund. Portfolio Manager Stephen L. Akers joined the Fund's team in 1994 and has managed several fixed-income portfolios since joining Scudder in 1984. Steve also serves as a Portfolio Manager for Scudder U.S. Treasury Money Fund. Portfolio Manager Nicca
B. Alcantara has responsibility for the Fund's day-to-day investments. Nicca, who came to Scudder in 1984, has worked as a portfolio manager since 1989.

                                                                  INVESTMENT PORTFOLIO as of June 30, 1995
-----------------------------------------------------------------------------------------------------------
                      % of      Principal                                                        Value ($)
                   Portfolio    Amount ($)                                                       (Note A)
-----------------------------------------------------------------------------------------------------------
                        6.4%     REPURCHASE AGREEMENTS
                               ----------------------------------------------------------------------------
                                43,966,000  Repurchase Agreement with Harris-Nesbitt
                                              Thomson Securities Inc., dated 6/30/95 at
                                              6.125%, to be repurchased at $43,988,441
                                              on 7/3/95, collateralized by a $44,295,000
                                              U.S. Treasury Note, 6%, 6/30/96.................   43,966,000
                                16,160,000  Repurchase Agreement with Harris-Nesbitt
                                              Thomson Securities Inc., dated 6/30/95 at
                                              6.125%, to be repurchased at $16,168,248
                                              on 7/3/95, collateralized by a $15,800,000
                                              U.S. Treasury Note, 6.875%, 3/31/97.............   16,160,000
                                36,970,000  Repurchase Agreement with State Street Bank
                                              and Trust Company, dated 6/30/95 at 6%,
                                              to be repurchased at $36,988,485 on 7/3/95,
                                              collateralized by a $36,820,000 U.S. Treasury
                                              Note, 6.875%, 10/31/96..........................   36,970,000
                                                                                                -----------
                                            TOTAL REPURCHASE AGREEMENTS
                                              (Cost $97,096,000)..............................   97,096,000
                                                                                                -----------
                        45.9%    COMMERCIAL PAPER
                               ----------------------------------------------------------------------------
COMMUNICATIONS           4.5%

Telephone/Communications        13,000,000  BellSouth Capital Funding Corp.,
                                              5.8%, 10/23/95..................................   12,761,215
                                25,000,000  BellSouth Telecommunications Inc.,
                                              5.9%, 8/25/95...................................   24,774,833
                                30,000,000  US WEST Communications Inc., 5.88%, 8/7/95........   29,818,546
                                                                                                -----------
                                                                                                 67,354,594
                                                                                                -----------
CONSUMER STAPLES         2.5%
Food & Beverage          1.3%   20,000,000  Unilever Capital Corp., 6.18%, 7/24/95............   19,921,064
                                                                                                -----------
Package Goods/Cosmetics  1.2%   18,200,000  Procter & Gamble Co., 5.9%, 7/24/95...............   18,131,396
                                                                                                -----------
FINANCIAL               36.3%
Banks                    7.3%   30,000,000  Abbey National North America, 6.09%, 7/31/95......   29,847,841
                                40,000,000  Barclays U.S. Funding Corp., 5.94%, 7/13/95.......   39,920,800
                                40,000,000  Deutsche Bank Financial Inc., 5.88%, 7/6/95.......   39,967,333
                                                                                                -----------
                                                                                                109,735,974
                                                                                                -----------

The accompanying notes are an integral part of the financial statements.

SCUDDER CASH INVESTMENT TRUST
-------------------------------------------------------------------------------------------------------------------
                                % of     Principal                                                       Value ($)
                             Portfolio   Amount ($)                                                      (Note A)
-------------------------------------------------------------------------------------------------------------------
Business Finance                13.9%   15,000,000  A.I. Credit Corp., 5.9%, 7/26/95.................    14,938,542
                                        25,300,000  Ciesco L.P., 6.47%, 7/11/95......................    25,254,542
                                        25,000,000  Ciesco L.P., 5.8%, 8/8/95........................    24,846,944
                                        20,000,000  Corporate Asset Funding Co., 5.57%, 12/22/95.....    19,461,567
                                        35,000,000  New Center Asset Trust, 5.81%, 10/12/95..........    34,418,611
                                        26,000,000  Norwest Corp., 5.9%, 8/23/95.....................    25,774,189
                                        35,000,000  Norwest Corp., 5.99%, 9/7/95.....................    34,604,208
                                        13,600,000  Rincon Securities Inc., 5.98%, 8/2/95............    13,527,693
                                        16,850,000  Rincon Securities Inc., 5.97%, 8/10/95...........    16,738,228
                                                                                                        -----------
                                                                                                        209,564,524
                                                                                                        -----------
Consumer Finance                11.8%   30,000,000  American Express Credit Corp., 5.91%, 8/29/95....    29,709,500
                                        30,000,000  AT&T Capital Corp., 5.8%, 10/16/95...............    29,482,500
                                        20,000,000  AT&T Capital Corp., 5.66%, 11/29/95..............    19,525,189
                                        18,000,000  Ford Credit Receivables Funding Inc.,
                                                        6.41%, 7/12/95...............................    17,964,719
                                        17,500,000  Ford Credit Receivables Funding Inc.,
                                                        5.98%, 9/14/95...............................    17,282,028
                                        15,000,000  General Electric Capital Corp., 5.97%, 8/4/95....    14,915,416
                                        25,000,000  General Electric Capital Corp., 5.95%, 7/28/95...    25,000,000
                                        25,000,000  Pitney Bowes Credit Corp., 5.81%, 9/29/95........    24,636,632
                                                                                                        -----------
                                                                                                        178,515,984
                                                                                                        -----------
Insurance                        1.3%   20,000,000  Prudential Funding Corp., 5.91%, 7/7/95..........    19,980,300
                                                                                                        -----------
Other Financial Companies        2.0%   30,000,000  Associates Corp. of North America,
                                                        5.93%, 7/27/95...............................    29,871,517
                                                                                                        -----------
HEALTH                           1.6%
Pharmaceuticals                         25,000,000  Warner-Lambert Co., 5.68%, 12/13/95..............    24,349,167
                                                                                                        -----------
Utilities                        1.0%
Electric  Utilities                     15,000,000  Emerson Electric Co., 6%, 8/10/95................    14,900,063
                                                                                                        -----------
                                                    TOTAL COMMERCIAL PAPER (Cost $692,249,438).......   692,324,583
                                                                                                        -----------
                                28.3%     U.S. GOVERNMENT AGENCY OBLIGATIONS
                                       ----------------------------------------------------------------------------
                                        25,000,000  Federal Home Loan Bank, 5.88%, 6/14/96...........    25,007,750
                                        25,000,000  Federal Home Loan Bank, 6.105%, 5/17/96..........    25,043,000
                                        30,000,000  Federal Home Loan Mortgage Corp., 5.73%,
                                                        8/2/95.......................................    29,847,200
                                        60,500,000  Federal National Mortgage Association,
                                                        5.58%, 7/14/99*..............................    59,429,150

The accompanying notes are an integral part of the financial statements.

                                                                        INVESTMENT PORTFOLIO
---------------------------------------------------------------------------------------------
        % of     Principal                                                        Value ($)
      Portfolio  Amount ($)                                                       (Note A)
---------------------------------------------------------------------------------------------
                 25,000,000  Student Loan Marketing Association, 5.935%,
                                2/14/97* ......................................    25,022,250
                100,000,000  Student Loan Marketing Association, 5.73%,
                                4/16/96* ......................................   100,207,000
                 50,000,000  Student Loan Marketing Association, 5.86%,
                                10/30/97*......................................    50,026,000
                 63,750,000  Student Loan Marketing Association, 5.58%,
                                7/12/99* ......................................    62,953,125
                 50,000,000  Student Loan Marketing Association, 5.885%,
                                11/27/96*......................................    50,061,500
                                                                                -------------
                             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                (Cost $429,193,263)............................   427,596,975
                                                                                -------------
        19.4%     MEDIUM-TERM AND SHORT-TERM NOTES
                -----------------------------------------------------------------------------
                 24,000,000  Advanta Credit Card, 6.12%, 11/30/98*.............    24,000,000
                 15,000,000  Colorado Student Obligation, Bond Authority,
                                5.65%, 7/1/07* ................................    15,001,350
                 18,000,000  Fifth Third Bank, Note, 6%, 11/17/95..............    18,001,949
                 35,000,000  Fifth Third Bank, Note, 6.2%, 10/27/95............    35,000,000
                 50,000,000  First Chicago Corp., 6.08%, 7/27/95...............    50,000,000
                 27,000,000  Harris Trust and Savings Bank, 6.1%, 7/18/95......    27,000,000
                 25,000,000  Harris Trust and Savings Bank, 5.98%, 7/25/95.....    25,000,393
                 10,000,000  Harris Trust and Savings Bank, 5.98%, 8/25/95.....    10,000,365
                 25,000,000  National Bank of Detroit, Note, 6.4%, 8/17/95.....    25,010,625
                 20,000,000  Nationsbank of Texas, Note, 6.25%, 8/24/95........    20,000,000
                  8,000,000  Wachovia Corp., 6.3%, 7/15/96.....................     8,039,939
                 35,000,000  Wachovia Corp., 5.96%, 8/3/95.....................    35,000,000
                                                                                -------------
                             TOTAL MEDIUM-TERM AND SHORT-TERM NOTES
                                (Cost $292,038,628)............................   292,054,621
                                                                                -------------
---------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT PORTFOLIO - 100.0%
                                (Cost $1,510,577,329) (a)...................... 1,509,072,179
                                                                                =============

(a)  The cost for federal income tax purposes was $1,510,577,329. At June 30, 1995, net unrealized depreciation for all securities based on tax cost was $1,505,150.
     This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $421,671 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,926,821.

*    Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate.
     These securities are shown at their rate as of June 30, 1995.

The accompanying notes are an integral part of the financial statements.

SCUDDER CASH INVESTMENT TRUST
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------

JUNE 30, 1995
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost $1,510,577,329)
   (Note A).............................................                $1,509,072,179
Cash....................................................                     2,912,361
Receivables:
   Fund shares sold.....................................                     5,217,415
   Interest.............................................                     9,475,510
Other assets............................................                        23,949
                                                                        --------------
      Total assets......................................                 1,526,701,414
LIABILITIES
Payables:
   Fund shares redeemed.................................  $5,105,800
   Dividends............................................     336,814
   Accrued management fee (Note B)......................     526,284
   Other accrued expenses (Note B)......................     460,538
                                                          ----------
      Total liabilities.................................                     6,429,436
                                                                        --------------
Net assets, at value....................................                $1,520,271,978
                                                                        ==============
NET ASSETS
Net assets consist of:
   Unrealized depreciation on investments...............                $   (1,505,150)
   Shares of beneficial interest........................                    15,215,394
   Additional paid-in capital...........................                 1,506,561,734
                                                                        --------------
Net assets, at value....................................                $1,520,271,978
                                                                        ==============
NET ASSET VALUE, offering and redemption price per
   share ($1,520,271,978 / 1,521,539,366 outstanding
   shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized)...............                         $1.00
                                                                                 =====

The accompanying notes are an integral part of the financial statements.

                                                              FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------

YEAR ENDED JUNE 30, 1995
-----------------------------------------------------------------------------------
INVESTMENT INCOME
Interest.................................................               $87,977,495


Expenses:
Management fee (Note B)..................................  $6,372,462
Services to shareholders (Note B)........................   4,911,979
Trustees' fees (Note B)..................................      38,232
Custodian and accounting fees (Note B)...................     264,804
Reports to shareholders..................................     411,633
State registration.......................................     110,697
Legal....................................................      22,652
Auditing.................................................      40,259
Other....................................................      44,155    12,216,873
                                                           ------------------------
Net investment income....................................                75,760,622
                                                                        -----------
NET UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net unrealized depreciation on investments during the
   period................................................                (1,328,106)
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....               $74,432,516
                                                                        ===========

The accompanying notes are an integral part of the financial statements.

SCUDDER CASH INVESTMENT TRUST
------------------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------

                                                               YEARS ENDED JUNE 30,
                                                        ----------------------------------
INCREASE (DECREASE) IN NET ASSETS                             1995               1994
------------------------------------------------------------------------------------------
Operations:
Net investment income...............................    $    75,760,622    $    33,951,880
Net unrealized depreciation on investment
   transactions during the period...................         (1,328,106)          (930,801)
                                                        ---------------    ---------------
Net increase in net assets resulting
   from operations..................................         74,432,516         33,021,079
                                                        ---------------    ---------------
Distributions to shareholders from net
   investment income ($.048 and $.027
   per share, respectively).........................        (75,760,622)       (33,951,880)
                                                        ---------------    ---------------
Fund share transactions at net asset
   value of $1.00 per share:
Shares sold.........................................      3,872,417,037      3,575,327,981
Net asset value of shares issued to
   shareholders in reinvestment of
   distributions....................................         70,361,737         31,052,806
Shares redeemed ....................................     (3,851,655,789)    (3,293,515,684)
                                                        ---------------    ---------------
Net increase in net assets from Fund share
   transactions. ...................................         91,122,985        312,865,103
                                                        ---------------    ---------------
INCREASE IN NET ASSETS..............................         89,794,879        311,934,302
Net assets at beginning of period...................      1,430,477,099      1,118,542,797
                                                        ---------------    ---------------
NET ASSETS AT END OF PERIOD.........................    $ 1,520,271,978    $ 1,430,477,099
                                                        ===============    ===============



The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           YEARS ENDED JUNE 30,
                                ------------------------------------------------------------------------------
                                 1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
                                ------------------------------------------------------------------------------
Net asset value,
  beginning of period.......    $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net investment income.......      .048    .027    .027    .047    .069    .080    .082    .064    .056    .071
Distributions from
  net investment income
  and net realized
  capital gains.............     (.048)  (.027)  (.027)  (.047)  (.069)  (.080)  (.082)  (.064)  (.056)  (.071)
                                ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value,
  end of period.............    $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN (%)............      4.90    2.77    2.75    4.76    7.13    8.23    8.49    6.59    5.71    7.25
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end
  of year ($ millions)......     1,520   1,430   1,119   1,361   1,736   1,644   1,563   1,370   1,144   1,104
Ratio of operating
  expenses to average
  daily net assets (%)......       .78     .82     .78     .70     .66     .67     .66     .68     .68     .65
Ratio of net investment
  income to average
  daily net assets (%)......      4.84    2.78    2.72    4.58    6.91    7.93    8.21    6.44    5.55    7.01

SCUDDER CASH INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Cash Investment Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which have remaining maturities of sixty days or less are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. Portfolio securities for which market quotations are readily available and which have remaining maturities of sixty-one days or more from the date of valuation are valued at the calculated mean between the over-the-counter bid and asked prices, using quotations supplied by independent registered broker/dealers. On the sixtieth day prior to maturity and thereafter until maturity, securities originally purchased with more than sixty days remaining to maturity are valued at amortized cost calculated daily, based upon the market valuation of the securities on the sixty-first day prior to maturity. Other securities are appraised at fair value as determined in good faith by or on behalf of the Trustees of the Fund. Repurchase agreements are valued at identified cost which, when combined with accrued interest receivable, approximates market.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


twelve o'clock noon on each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to the shareholders.
An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment transactions are accounted for on a trade-date basis (which in most instances is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets and 0.35% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.
As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement.
The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended June 30, 1995, the fee pursuant to the Agreement amounted to $6,372,462 which was equivalent to an annual effective rate of 0.41% of the Fund's average daily net assets.

SCUDDER CASH INVESTMENT TRUST
--------------------------------------------------------------------------------

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended June 30, 1995, the amount charged to the Fund by SSC aggregated $4,218,266, of which $367,736 is unpaid at June 30, 1995.

Effective August 1, 1994, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the year ended June 30, 1995, the amount charged to the Fund by SFAC aggregated $99,328, of which $8,934 is unpaid at June 30, 1995.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended June 30, 1995, Trustees' fees aggregated $38,232.

                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE TRUSTEES AND SHAREHOLDERS OF SCUDDER CASH INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities of Scudder Cash Investment Trust, including the investment portfolio, as of June 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Cash Investment Trust as of June 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                           COOPERS & LYBRAND L.L.P.
August 1, 1995

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                                       18

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------
David S. Lee*
     President and Trustee
Cuyler W. Findlay*
     Vice President and Trustee
Dudley H. Ladd*
     Vice President and Trustee
Henry P. Becton, Jr.
     Trustee; President and
     General Manager, WGBH
     Educational Foundation
Dawn-Marie Driscoll
     Trustee; Attorney and
     Corporate Director
Peter B. Freeman
     Trustee; Corporate
     Director and Trustee
George M. Lovejoy, Jr.
     Trustee; President and
     Director, Fifty Associates
Stephen L. Akers*
     Vice President
Jerard K. Hartman*
     Vice President
Thomas W. Joseph*
     Vice President
Thomas F. McDonough*
     Vice President and Secretary
Pamela A. McGrath*
     Vice President and Treasurer
Robert T. Neff*
     Vice President
Edward J. O'Connell*
     Vice President and Assistant Treasurer
Robert E. Pruyne*
     Vice President
Coleen Downs Dinneen*
     Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
--------------------------------------------------------------------------------
 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Value Fund
                   Scudder Growth and Income Fund                      The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.
                   Scudder Fund, Inc.
                   Scudder Treasurers Trust(TM)++
 -----------------------------------------------------------------------------------------------------------------
    For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you invest or send money.  +A portion of the income from the tax-free funds may be subject to federal,  state, and local taxes.  *Not available in all states. +++A no-load  variable annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate, offered by Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark,
    Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers Trust,(TM) an institutional cash management  service that utilizes  certain  portfolios of Scudder Fund, Inc.  ($100,000  minimum),  call
    1-800-541-7703.

                                       22

                                                          HOW TO CONTACT SCUDDER
--------------------------------------------------------------------------------
 Account Service and Information
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For account updates, prices, yields, exchanges, and redemptions
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder              For information on Scudder
                                         Treasurers Trust,(TM) an institutional  Institutional Funds,* funds
                                         cash management service for             designed to meet the broad
                                         corporations, non-profit                investment management and
                                         organizations and trusts that uses      service needs of banks and
                                         certain portfolios of Scudder Fund,     other institutions, call
                                         Inc.* ($100,000 minimum), call          1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder
    Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                                       23

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 36 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

Shares of Scudder U.S. Treasury Money Fund are not insured or guaranteed by the U.S. government. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder  U.S. Treasury Money Fund

Annual Report
June 30, 1995

* A money market fund investing in short-term U.S. government securities. For investors seeking current income plus liquidity and stability of capital.

* A pure no-load(TM)fund with no commissions to buy, sell, or exchange shares.

SCUDDER U.S. TREASURY MONEY FUND
TABLE OF CONTENTS


3    Letter from the Fund's President
4    Portfolio Management Discussion
     Your Fund's portfolio management team reviews the period's investing strategies, financial markets, and economic conditions
7    Investment Portfolio
     Itemized list of your Fund's portfolio holdings
9    Financial Statements
12   Financial Highlights
13   Notes to Financial Statements
16   Report of Independent Accountants
17   Officers and Trustees
18   Investment Products and Services
19   How to Contact Scudder

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

     Stock and bond prices improved dramatically in 1995 as concerns about inflationary economic growth all but disappeared. In spite of this strong overall market performance, money funds consistently attracted assets during the past six months as investors, uncertain about the economic outlook, sought a safe place for their short-term investments. The total assets of all money funds rose from approximately $585 billion to approximately $697 billion since last June -- an increase of more than 19% according to Money Fund Report, a service of IBC Financial Publishing.

     During the second half of 1994 and into early 1995, money market investors benefited from higher interest rates. Although longer-term interest rates declined through the first half of 1995, short-term rates remained essentially flat, affording money market investors relatively attractive levels of income. Not until July did the Federal Reserve, responding to evidence of slowing economic growth, lower short-term interest rates. If inflation and economic growth remain subdued, the possibility exists for further short-term rate cuts in the months ahead. Declining rates, while a welcome change for many businesses and consumers, are likely to translate into lower yields for money fund investors. On the other hand, money funds continue to offer rates that are generally more attractive than those available from bank savings accounts and certificates of deposit, although mutual funds are not insured or guaranteed by the U.S. government.

     In times like these it is important to remember that while their yields may fluctuate, money funds are designed to provide a safe place for your short-term investment needs. Scudder U.S. Treasury Money Fund seeks to maintain a constant $1.00 share price, although we cannot assure that this will be the case. Please call a Scudder Investor Relations representative at 1-800-225-2470 if you have any questions about your Fund. Thank you for choosing Scudder U.S. Treasury Money Fund to help meet your investment needs.

Sincerely,

/s/David S. Lee
David S. Lee
President,
Scudder U.S. Treasury Money Fund

SCUDDER U.S. TREASURY MONEY FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     June 30, 1995, closed a fiscal year that rewarded investors in Scudder U.S. Treasury Money Fund with a stable share price and higher levels of income than were available in fiscal year 1994. The Fund's 7-day net annualized yield ended the year at 5.20%, while the 7-day effective yield (which includes the effect of compounding) was 5.34% on June 30, 1995, compared with 3.43% a year ago. The Fund's 12-month total return, which factors in the reinvestment of distributions paid during the year, was 4.70%.

          Steadily Rising Rates Were Tough Medicine On Most Everyone --
                          Except Money Market Investors

     Since June 1994, the start of the fiscal year, the Federal Reserve raised short-term interest rates three times, most recently in February 1995. All told, the Fed raised rates seven times since February 1994, driving up money market yields, which tend to track the movement of short-term interest rates. Rates subsequently rose across the maturity spectrum -- even long-term rates, whose rise was fueled by heavy selling among bond investors. The Federal Reserve's actions were meant to brake economic growth and keep inflation at bay. Indeed, during the 12-month period, higher interest rates raised borrowing costs, which helped curb spending on a variety of items, including cars and houses. By November, the evidence pointing toward slowing economic growth convinced investors that inflation was not a threat, and long-term interest rates began to ease, narrowing the gap between short- and long-term interest rates.

     Even though longer-term interest rates have been moving down for eight months, money market investors have continued to receive relatively attractive levels of income because short-term rates remained essentially flat for much of this period. In the final months of the fiscal year, short-term rates also began to fall. Still, your Fund's current yield as of June 30, 1995, remained markedly higher than it was a year ago. Just recently, however, short-term rates received an additional downward push: Less than a week after the close of your Fund's fiscal year, the Federal Reserve lowered short-term interest rates for the first time since 1993 in an effort to keep the economy from slowing too abruptly. If inflation and economic growth remain subdued, further short-term rate cuts could occur in the months ahead.

                                Portfolio Review

     The Fund invests chiefly in U.S. Treasury securities, which carry the full faith and credit backing of the U.S. government, making them the highest-quality investments available. (Non-U.S. government money funds invest in traditional money market instruments, such as bank certificates of deposit and corporate commercial paper.) Treasuries provide the Fund with an extra measure of safety above that of conventional money funds, which already are considered among the most conservative of investments. Moreover, the income generated by Treasury securities is exempt from both state and local income taxes, though not from federal taxes.

     While U.S. Treasury bills and notes constituted the bulk of the portfolio -- 65% at year-end -- the Fund also invested in select repurchase agreements (repos), a form of short-term loan that typically provides a yield advantage over money market instruments with comparable maturities. Specifically, we invested in repos with maturities of three to four days that are collateralized by U.S. Treasuries. Because these holdings feature exceedingly short maturities, they allow the portfolio to help meet shareholder liquidity needs while also taking advantage of more attractive investment opportunities as they become available.

     As for the overall maturity structure of the portfolio, the Fund began the fiscal year with an average maturity of 48 days. During much of the period, we kept the average maturity relatively short to continue capturing income from higher-yielding instruments as rates remained on an upward slope. In fact, we maintained this strategy even as short-term rates leveled off in 1995, because we did not want to rule out the possibility of further Fed rate hikes until we saw sufficient evidence of economic weakness. But as that evidence mounted in the final months of the fiscal year, we gradually lengthened maturities to lock in the more attractive prevailing yields as short-term rates began to fall. The average maturity of the portfolio at the end of the period was 55 days.

                                     Outlook

     For several months now an array of economic indicators have pointed to weakening U.S. economic growth and confirmed earlier readings that inflation levels are tame. As such, we continue to favor relatively longer money market maturities because of their yield advantage over shorter maturities. However, we are mindful that the possibility also exists of a pick-up in economic growth and inflation, consistent with a late-cycle rebound. Consequently, we intend to maintain a cautiously bullish stance on rates going forward, and have begun to emphasize the mid-range of maturities to allow for investment flexibility and what we believe is an optimal combination of attractive yield and price stability. Thank you for choosing Scudder U.S. Treasury Money Fund to help meet your cash management needs.


Sincerely,

Your Portfolio Management Team

/s/Robert T. Neff                          /s/Debra A. Hanson
Robert T. Neff                             Debra A. Hanson

/s/Stephen L. Akers                        /s/Robert E. Pruyne
Stephen L. Akers                           Robert E. Pruyne


Scudder U.S. Treasury Money Fund: A Team Approach to Investing

     Scudder U.S. Treasury Money Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Robert T. Neff has had responsibility for the Fund's day-to-day management since its inception. Bob, who joined Scudder in 1972, has more than 20 years of experience managing short-term fixed-income assets and is also Lead Portfolio Manager for Scudder Cash Investment Trust. Portfolio Manager Robert E. Pruyne has filled many important roles in Scudder's fixed-income department since he joined the firm in 1958. Portfolio Manager Stephen L. Akers joined the Fund's team in 1994 and has managed several fixed-income portfolios since joining Scudder in 1984. Steve also serves as a Portfolio Manager for Scudder Cash Investment Trust. Portfolio Manager Debra A. Hanson, who joined Scudder in 1983, assists with the development and execution of investment strategy and has been managing short-term fixed income assets since 1989.


                                                                         INVESTMENT PORTFOLIO  as of June 30, 1995
------------------------------------------------------------------------------------------------------------------
% of             Principal                                                                            Value ($)
Portfolio        Amount ($)                                                                           (Note A)
------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------
35.5%     REPURCHASE AGREEMENTS
          --------------------------------------------------------------------------------------------------------

                37,911,000  Repurchase Agreement with Nesbitt
                              Burns Securities Inc., dated 6/30/95
                              at 6.125%, to be repurchased at $37,930,350
                              on 7/3/95, collateralized by a $38,200,000
                              U.S. Treasury Note, 6%, 6/30/96.................................          37,911,000

                23,000,000  Repurchase Agreement with Morgan Stanley
                              and Co., dated 6/27/95 at 5.97%, to be
                              repurchased at $23,022,885 on 7/3/95,
                              collateralized by a $20,070,000 U.S. Treasury
                              Note, 8.75%, 11/15/08...........................................          23,000,000

                36,000,000  Repurchase Agreement with Morgan Stanley
                             and Co., dated 6/26/95 at 6.03%, to be
                             repurchased at $36,042,210 on 7/3/95,
                             collateralized by a $31,070,000 U.S. Treasury
                             Note, 7.875%, 2/15/21 ...........................................          36,000,000

                17,000,000  Repurchase Agreement with NationsBank,
                             dated 6/28/95 at 5.9%, to be repurchased
                             at $17,019,503 on 7/5/95, collateralized
                             by a $17,150,000 U.S. Treasury Note, 5.875%, 3/31/99............           17,000,000

                 1,978,000  Repurchase Agreement with State Street
                             Bank and Trust Company, dated 6/30/95
                             at 6%, to be repurchased at $1,978,989
                             on 7/3/95, collateralized by a $1,970,000
                             U.S. Treasury Note, 6.875%, 10/31/96.............................           1,978,000

                19,000,000  Repurchase Agreement with U.B.S. Securities,
                             dated 6/29/95 at 5.98%, to be repurchased
                             at $19,022,093 on 7/6/95, collateralized by
                             a $18,455,000 U.S. Treasury Note, 6.875%, 8/31/99...............           19,000,000
                                                                                                      ------------
                            TOTAL REPURCHASE AGREEMENTS
                              (Cost $134,889,000).............................................         134,889,000
                                                                                                      ------------

          --------------------------------------------------------------------------------------------------------
64.5%     U.S. TREASURY OBLIGATIONS
          --------------------------------------------------------------------------------------------------------

                20,000,000  U.S. Treasury Bill, 5.36%, 7/13/95................................          19,960,316
                10,000,000  U.S. Treasury Bill, 5.27%, 7/20/95................................           9,969,814
                10,000,000  U.S. Treasury Bill, 5.24%, 8/3/95.................................           9,949,047
                15,000,000  U.S. Treasury Bill, 5.54%, 8/10/95................................          14,908,152
                10,000,000  U.S. Treasury Bill, 5.72%, 8/17/95................................           9,929,494
                10,000,000  U.S. Treasury Bill, 5.51%, 8/24/95................................           9,921,196
                10,000,000  U.S. Treasury Bill, 5.75%, 8/31/95................................           9,911,200
                10,000,000  U.S. Treasury Bill, 5.59%, 9/7/95.................................           9,900,500

The accompanying notes are an integral part of the financial statements.
                                                                           ----
                                                                             7


SCUDDER U.S. TREASURY MONEY FUND
------------------------------------------------------------------------------------------------------------------
        % of         Principal                                                                           Value ($)
        Portfolio   Amount ($)                                                                           (Note A)
------------------------------------------------------------------------------------------------------------------
                10,000,000  U.S. Treasury Bill, 5.54%, 9/14/95 ................................          9,890,300
                25,000,000  U.S. Treasury Bill, 5.84%, 9/21/95 ................................         24,697,750
                10,000,000  U.S. Treasury Bill, 5.63%, 10/12/95 ...............................          9,846,300
                 5,000,000  U.S. Treasury Bill, 5.76%, 10/19/95 ...............................          4,917,950
                10,000,000  U.S. Treasury Bill, 5.27%, 10/26/95 ...............................          9,825,294
                10,000,000  U.S. Treasury Bill, 5.60%, 11/9/95 ................................          9,805,800
                10,000,000  U.S. Treasury Bill, 5.62%, 11/16/95 ...............................          9,793,400
                10,000,000  U.S. Treasury Bill, 5.51%, 11/24/95 ...............................          9,781,600
                10,000,000  U.S. Treasury Bill, 5.43%, 12/7/95 ................................          9,763,600
                10,000,000  U.S. Treasury Bill, 5.60%, 12/14/95 ...............................          9,752,600
                 5,000,000  U.S. Treasury Bill, 5.37%, 1/11/96 ................................          4,856,000
                20,000,000  U.S. Treasury Note, 4.250%, 7/31/95 ...............................         19,972,963
                 5,000,000  U.S. Treasury Note, 3.875%, 8/31/95 ...............................          4,985,150
                 8,000,000  U.S. Treasury Note, 3.875%, 10/31/95 ..............................          7,954,960
                 5,000,000  U.S. Treasury Note, 4.250%, 11/30/95 ..............................          4,971,100
                                                                                                      ------------
                            TOTAL U.S. TREASURY OBLIGATIONS
                              (Cost $245,139,797) .............................................        245,264,486
                                                                                                      ------------
------------------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENT PORTFOLIO - 100.0%
                              (Cost $380,028,797) (a)..........................................        380,153,486
                                                                                                      ============

(a)  The cost for federal income tax purposes was $380,028,797. At June 30, 1995, net unrealized appreciation for all securities based on tax cost was $124,689.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $146,484 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $21,795.









The accompanying notes are an integral part of the financial statements.

----
 8

                                                                                              FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------

JUNE 30, 1995
-------------------------------------------------------------------------------------------
ASSETS
Investments, at value (including repurchase agreements
    of $134,889,000) (identified cost $380,028,797)
    (Note A)....................................................              $ 380,153,486
Cash............................................................                  3,263,618
Receivables:
    Fund shares sold............................................                  2,647,055
    Interest....................................................                    556,401
Other assets....................................................                      2,792
                                                                                -----------
        Total assets............................................                386,623,352
LIABILITIES
Payables:
    Fund shares redeemed........................................  $ 2,870,796
    Dividends...................................................       67,002
    Accrued management fee (Note B).............................       58,718
    Other accrued expenses (Note B).............................      149,604
                                                                  -----------
        Total liabilities.......................................                  3,146,120
                                                                              -------------
Net assets, at value............................................              $ 383,477,232
                                                                              =============
NET ASSETS
Net assets consist of:
    Net unrealized appreciation on investments..................              $     124,689
    Shares of beneficial interest...............................                  3,833,525
    Additional paid-in capital..................................                379,519,018
                                                                              -------------
Net assets, at value............................................              $ 383,477,232
                                                                              =============
NET ASSET VALUE, offering and redemption price per share
    ($383,477,232 -:- 383,352,543 outstanding shares of
    beneficial interest, $.01 par value, unlimited number
    of shares authorized).......................................                      $1.00
                                                                                      =====





The accompanying notes are an integral part of the financial statements.
                                                                           ----
                                                                             9


SCUDDER U.S. TREASURY MONEY FUND
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------

Year Ended June 30, 1995
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest.................................................                      $ 20,046,465

Expenses:
Management fee (Note B)..................................   $     939,421
Services to shareholders (Note B)........................       1,138,147
Custodian and accounting fees (Note B)...................         100,670
Trustees' fees (Note B)..................................          27,872
Reports to shareholders..................................         125,216
Legal....................................................          15,614
Auditing.................................................          34,075
State registration.......................................          51,175
Other....................................................          45,855         2,478,045
                                                            -------------      ------------
Net investment income....................................                        17,568,420
                                                                               ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investment transactions...........                            20,664
Net unrealized appreciation on investments
    during the period....................................                           420,699
                                                                               ------------
Net gain on investments..................................                           441,363
                                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $ 18,009,783
                                                                               ============








The accompanying notes are an integral part of the financial statements.

----
10


                                                                                              FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------
                                                                  Years Ended June 30,
                                                             -----------------------------
INCREASE (DECREASE) IN NET ASSETS                                  1995          1994
Operations:
Net investment income.....................................   $  17,568,420     $ 8,820,765
Net realized gain from investment transactions............          20,664           7,413
Net unrealized appreciation (depreciation) on investments
    during the period.....................................         420,699        (310,895)
                                                             -------------   -------------
Net increase in net assets resulting from operations......      18,009,783       8,517,283
                                                             -------------   -------------
Distributions to shareholders:
From net investment income ($.046 and $.027 per share,
    respectively).........................................     (17,568,420)     (8,820,765)
                                                             -------------   -------------
From net realized gains from investment transactions......         (20,664)         (7,413)
                                                             -------------   -------------
Fund share transactions at net asset value of
    $1.00 per share:
Shares sold...............................................     647,745,827     733,931,354
Shares issued to shareholders in
    reinvestment of distributions.........................      15,894,921       7,906,663
Shares redeemed...........................................    (663,250,580)   (664,132,582)
                                                             -------------   -------------
Net increase in net assets from Fund share transactions...         390,168      77,705,435
                                                             -------------   -------------
Increase in net assets....................................         810,867      77,394,540
Net assets at beginning of period.........................     382,666,365     305,271,825
                                                             -------------   -------------
Net assets at end of period...............................   $ 383,477,232   $ 382,666,365
                                                             =============   =============





The accompanying notes are an integral part of the financial statements.
                                                                           ----
                                                                             11


SCUDDER U.S. TREASURY MONEY FUND
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION
DERIVED FROM THE FINANCIAL STATEMENTS.



                                                                      YEARS ENDED JUNE 30,
                                      ------------------------------------------------------------------------------------
                                      1995     1994     1993     1992     1991     1990    1989     1988     1987     1986
                                      ------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period...................         $1.000   $1.000   $1.000   $1.000   $1.000   $1.000  $1.000   $1.000   $1.000   $1.000
                                    ------   ------   ------   ------   ------   ------  ------   ------   ------   ------
  Net investment income....           .046     .027     .027     .044     .065     .075    .074     .055     .050     .064
  Less distributions
    from net investment
    income and net
    realized gains on
    investment
    transactions (b).......          (.046)   (.027)   (.027)   (.044)   (.065)   (.075)  (.074)   (.055)   (.050)   (.064)
                                    ------   ------   ------   ------   ------   ------  ------   ------   ------   ------
Net asset value,
  end of period............         $1.000   $1.000   $1.000   $1.000   $1.000   $1.000  $1.000   $1.000   $1.000   $1.000
                                    ======   ======   ======   ======   ======   ======  ======   ======   ======   ======
TOTAL RETURN (%)...........           4.70     2.74     2.74     4.48     6.71     7.74    7.66     5.69     5.13     6.63
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end
  of period ($ millions)...            383      383      305      299      272      198     167      154      143      156
Ratio of operating
  expenses, to average
  daily net assets (%)(a)..            .65      .65      .65      .65      .82      .98    1.01     1.04      .92      .91
Ratio of net
  investment income to
  average daily
  net assets (%)...........           4.61     2.75     2.69     4.31     6.37     7.46    7.41     5.54     4.95     6.39

(a) Operating
    expense ratio,
    including
    management fee
    not imposed by
    the adviser (%)........            .90      .90      .85      .85      .91        -       -        -        -        -

(b)   Net realized capital gains were less than 6/10 of 1 [CENT] per share.

----
12

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder U.S. Treasury Money Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which have remaining maturities of sixty days or less are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. Portfolio securities for which market quotations are readily available and which have remaining maturities of sixty-one days or more from the date of valuation are valued at the calculated mean between the over-the-counter bid and asked prices, using quotations supplied by independent registered broker/dealers. On the sixtieth day prior to maturity and thereafter until maturity, securities originally purchased with more than sixty days remaining to maturity are valued at amortized cost calculated daily, based upon the market valuation of the securities on the sixty-first day prior to maturity. Other securities are appraised at fair value as determined in good faith by or on behalf of the Trustees of the Fund. Repurchase agreements are valued at identified cost which, when combined with accrued interest receivable, approximates market.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.
                                                                          ----
                                                                            13

SCUDDER U.S. TREASURY MONEY FUND
--------------------------------------------------------------------------------

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon on each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis (which in most instances, is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.50% of its average daily net assets computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser has agreed not to impose all or a portion of its management fee until October 31, 1995, and during such period to maintain the annualized expenses of the Fund at not more than 0.65% of average daily net assets. Accordingly, for the year ended June 30, 1995, the Adviser did not impose a portion of its fees amounting to $967,383, and the portion imposed amounted to $939,421, of which $58,718 is unpaid at June 30, 1995.


----
14

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund.
For the year ended June 30, 1995, the amount charged to the Fund by SSC aggregated $988,611, of which $87,962 is unpaid at June 30, 1995.

Effective August 1, 1994, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1995, the amount charged to the Fund by SFAC aggregated $45,175, of which $4,307 is unpaid at June 30, 1995.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended June 30, 1995, Trustees' fees aggregated $27,872.

                                                                          ----
                                                                            15

SCUDDER U.S. TREASURY MONEY FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE TRUSTEES AND SHAREHOLDERS OF SCUDDER U.S. TREASURY MONEY FUND:

We have audited the accompanying statement of assets and liabilities of Scudder U.S. Treasury Money Fund, including the investment portfolio, as of June 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder U.S. Treasury Money Fund as of June 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                 COOPERS & LYBRAND L.L.P.
August 2, 1995


----
16

OFFICERS AND TRUSTEES

David S. Lee*
    President and Trustee
 E. Michael Brown*
    Trustee
Dawn-Marie Driscoll
    Trustee; Attorney and Corporate Director
George M. Lovejoy, Jr.
    Trustee; President and Director, Fifty Associates
Jean C. Tempel
    Trustee; General Partner,
    TL Ventures
Stephen L. Akers*
    Vice President
Cuyler W. Findlay*
    Vice President
Jerard K. Hartman*
    Vice President
Thomas W. Joseph*
    Vice President
Dudley H. Ladd*
    Vice President
Thomas F. McDonough*
    Vice President and Secretary
Pamela A. McGrath*
    Vice President and Treasurer
Robert T. Neff*
    Vice President
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Robert E. Pruyne*
    Vice President
Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES


 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
               Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
               Tax Free Money Market+                              Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
               Tax Free+                                           Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                   Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
               Growth and Income                                   Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Value Fund
                   Scudder Growth and Income Fund                      The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
                   Scudder Institutional Fund, Inc.
                   Scudder Fund, Inc.
                   Scudder Treasurers Trust(TM)++

 For complete information on any of the above Scudder funds, including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you invest or send  money.  +A portion of the income  from the tax-free  funds may be subject to federal,  state,  and local taxes.  *Not  available in all states.  +++A no-load variable  annuity  contract  provided by Charter  National Life Insurance  Company and its  affiliate,  offered by
 Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges.  ++For information on Scudder  Treasurers  Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.



HOW TO CONTACT SCUDDER

 Account Service and Information

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For account updates, prices, yields, exchanges, and redemptions
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale

                                         For information on Scudder            For information on Scudder
                                         Treasurers Trust,(TM) an              Institutional Funds*, funds
                                         institutional cash management         designed to meet the broad
                                         service for corporations, non-profit  investment management and
                                         organizations and trusts that uses    service needs of banks and
                                         certain portfolios of Scudder Fund,   other institutions, call
                                         Inc.* ($100,000 minimum), call        1-800-854-8525.
                                         1-800-541-7703.

          Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

     * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

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                                       19
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Celebrating Over 75 Years of Serving Investors

     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven
Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 36 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.